                              AMERICAN AADVANTAGE
                                MILEAGE FUNDS(R)

                                  ANNUAL REPORT
                                OCTOBER 31, 2001


                        [AMERICAN AADVANTAGE FUNDS LOGO]


                                                                    EQUITY FUNDS


                                                                   Balanced Fund

                                                            Large Cap Value Fund

                                                            Small Cap Value Fund

                                                       International Equity Fund


                                                                      BOND FUNDS


                                                          Intermediate Bond Fund

                                                            Short-Term Bond Fund




                           MANAGED BY AMR INVESTMENTS

                                 [AA EAGLE]

About AMR Investments
--------------------------------

AMR Investments is an
experienced provider of
investment advisory services to
institutional and retail
markets. We act as manager of
the American AAdvantage Funds, a
family of diversified mutual
funds, and offer customized
fixed income portfolio
management services.
Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations, and
other institutional investors.
AMR Investments is a wholly
owned subsidiary of AMR
Corporation, the parent company
of American Airlines, Inc.

Incorporated in 1986, we are
directly responsible for the
investment management and
oversight of AMR Corporation's
defined benefit and defined
contribution plans, as well as

its fixed income investments.

                                                Contents
                                                ------------------------------------------------
                                                President's Message.........................   1
                                                Market and Performance Overviews............   3
                                                Equity Portfolios
                                                   Balanced Portfolio.......................  37
                                                   Large Cap Value Portfolio................  44
                                                   Small Cap Value Portfolio................  48
                                                   International Equity Portfolio...........  54
                                                Bond Portfolios
                                                   Intermediate Bond Portfolio..............  58
                                                   Short-Term Bond Portfolio................  62

                                                Additional Information................Back Cover


American AAdvantage Mileage Funds                               October 31, 2001

[BILL QUINN PICTURE]

                                                      DEAR FELLOW SHAREHOLDERS:

                                                      We are pleased to present
                                                      you with the 2001 Annual
                                                      Report for the American
                                                      AAdvantage Mileage Funds.
                                                      This fiscal year, which
                                                      ended October 31, has been
                                                      a difficult one for
                                                      everyone in our country.
                                                      As members of the American
                                                      Airlines family, the
                                                      employees of AMR
                                                      Investments were
                                                      personally touched and
                                                      affected by the tragic,
                                                      terrorist attacks waged
                                                      against our nation on
                                                      September 11, 2001. As we
                                                      move forward, as we must,
                                                      we will always remember
                                                      all of those who lost
                                                      their lives on that
                                                      terrible day.

                                                          From an investor's
perspective, fiscal 2001 also was a very difficult year. Almost every stock index was down, as evidenced by declines of 15.9% in the Dow Jones Industrial Average, 24.9% in the S&P 500, and 49.2% in the NASDAQ Composite. These declines reflected that the United States entered its first recession in ten years and that stock valuations remained high by historical standards. Mitigating this to some degree was the Federal Reserve's aggressive posture in lowering interest rates, which resulted in bonds posting positive returns. Against this backdrop, we were pleased that all of our funds that utilize a value approach towards stocks outperformed their respective Lipper benchmarks. Our active management of bonds allowed our three bond funds to also exceed their respective peer groups.

    We believe the experience of 2001 reinforces some of our long held investment values. A focus on solid earnings, strong balance sheets, and good management teams with business plans really do matter. We believe these principles help produce consistent, long-term investment results while managing losses in down markets. These investment principles are used by all the active sub-advisers to the American AAdvantage Funds' stock funds.

    As we look towards the future, we believe there is still some tough sledding ahead of us as unemployment rates will likely increase through the first half of 2002. As a result, consumer confidence and spending will likely be adversely affected. However, low interest rates and the underlying strengths of the U.S. economy should lead to better times later next year. Thus, we believe investors should stay focused on sound investment principles and long-term allocations that will help all of us reach our investment goals.

    We value the trust you have placed in the American AAdvantage Mileage Funds. I would like to emphasize that we are committed to do everything possible to continue to earn this trust by positioning the Funds to achieve their long-term investment objectives in a sound and prudent manner.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President
                                            American AAdvantage Mileage Funds

                              AMERICAN EAGLE LOGO

DOMESTIC EQUITY MARKET OVERVIEW
--------------------------------------------------------------------------------

The fiscal year ended October 31, 2001 was difficult for stock investors with the S&P 500 declining 24.9%, the Dow down 15.9% and smaller stocks in the Russell 2000 down 12.7%. It also continued its trend of rotation away from technology and "New Economy" stocks, as investors questioned the high valuations and optimistic growth estimates for these stocks causing market sentiment to shift dramatically during the period in favor of defensive and value oriented stocks. There was a marked increase in earnings disappointments in the technology and telecommunications sectors. The overall investment climate was also negatively impacted by falling consumer confidence and lower personal spending, as a consequence of rising unemployment, declining equity prices and rising energy/fuel costs. The sell-off in technology and telecom stocks accelerated during the fiscal period as a combination of the collapse of several "dot.com" companies, slowing demand and rising competition resulted in lowered earnings and revenue projections. Value stocks were the biggest beneficiaries of the rotation away from the technology and momentum style of investing and outperformed growth convincingly across the capitalization spectrum.

     The broad U.S. equity markets began the fiscal period in the month of November in negative territory, but started off 2001 on an upbeat note as most of the major indices finished January with positive numbers. Toward the end of January, however, earnings reports were softening while consumer confidence weakened further. Despite two Fed rate cuts in January and a third cut in March to stimulate the economy, the broad market registered further declines as equities could not overcome the damage caused by earnings misses.

     Pronounced roller-coaster rides were the theme for the second calendar quarter, partly attributable to profit and revenue optimism, followed by general downward revisions of earnings forecasts, especially in the technology sector. Layoffs by several large financial institutions generated uncertainty across other sectors of the market. The Federal Reserve cut interest rates again, by 0.50%, in both April and May. These interest rate cuts and a surge in the oil sector were instrumental in giving the markets a jump start. However, enthusiasm was dampened by the end of May with a relapse of earnings concerns led by Sun Microsystems' profit warnings.

     The Fed rate cut in June, by 0.25%, was less than anticipated and ultimately not as effective as planned. The GE-Honeywell merger and profit/earnings concerns pulled the markets into negative territory for the month of June, but positive news for Microsoft helped soften the impact. The technology sector bounced back during the second calendar quarter, sharing the spotlight with the industrials sector. During this time period, utilities and energy were two of the poorer performing sectors. This was partly due to the electric utility crisis on the West Coast, political and environmental issues related to energy exploration in Alaska and rising oil prices.

     The third calendar quarter saw the equity markets deteriorate from bad to worse, with downward earnings revisions, profit warnings and layoffs. Early in the quarter, it appeared as if the weak economy had bottomed out. In August, the Fed cut interest rates for the seventh time this year, by 0.25%, but the markets did not respond. The devastating attacks on September 11th closed equity trading for four business days, reopening to a Fed cut of 0.50%, which sought to provide additional liquidity to the markets. The Fed's stimulus was lost in the emotion of the tragic event and failed to stem a steep sell-off. In the first week of trading, the S&P 500 dropped 18.7%, while the DJIA was off 14.3%, its worst weekly decline since the Great Depression. The NASDAQ and NYSE hit new trading volume highs that same week. The following week, however, equity markets rebounded as investors took advantage of beaten down stocks and low valuations.

     Recent trends between growth and value show a back and forth struggle for dominance and narrowing spreads between the two. Yet, for the twelve month period ended October 31, 2001, the spread between growth and value (as measured by the Russell 1000 Growth and Russell 1000 Value Indices) yielded a 28.1% difference in favor of value.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED MILEAGE FUND(SM)
--------------------------------------------------------------------------------

     The Balanced Mileage Fund's annualized total return for the twelve months ended October 31, 2001 was 3.5%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/91 THROUGH 10/31/01

                                                                                                LEHMAN     BALANCED
                                                                              S&P 500/BARRA   GOV./CORP.   COMPOSITE
                       MILEAGE FUND   LIPPER BALANCED INDEX   S&P 500 INDEX    VALUE INDEX      INDEX        INDEX
10/91                   10,000.00           10,000.00           10,000.00       10,000.00     10,000.00    10,000.00
10/92                   10,875.00           10,896.00           10,994.00       10,829.00     11,051.00    10,933.00
10/93                   12,961.00           12,649.00           12,629.00       13,446.00     12,560.00    13,107.00
10/94                   12,941.00           12,572.00           13,125.00       13,739.00     11,977.00    13,036.00
10/95                   15,410.00           14,783.00           16,586.00       16,902.00     13,913.00    15,684.00
10/96                   17,871.00           16,927.00           20,576.00       21,062.00     14,663.00    18,296.00
10/97                   21,359.00           20,354.00           27,192.00       27,317.00     15,955.00    22,165.00
10/98                   23,226.00           22,544.00           33,177.00       30,524.00     17,593.00    24,805.00
10/99                   23,256.00           25,378.00           41,706.00       36,327.00     17,477.00    27,524.00
10/00                   24,315.00           27,386.00           44,246.00       39,843.00     18,720.00    29,984.00
10/01                   25,163.00           24,989.00           33,229.00       32,504.00     21,588.00    28,233.00

                         ANNUALIZED TOTAL RETURNS      VALUE OF
                          PERIODS ENDED 10/31/01        $10,000
                       -----------------------------   10/31/91-
                        1 YEAR    5 YEARS   10 YEARS   10/31/01
                       --------   -------   --------   ---------
Mileage Fund(1)......     3.49%    7.08%      9.67%    $ 25,164
Lipper Balanced......   (8.75)%    8.10%      9.59%    $ 24,990
S&P 500..............  (24.90)%   10.04%     12.76%    $ 33,229
S&P 500/Barra Value
 Index...............  (18.42)%    9.07%     12.51%    $ 32,504
Lehman Gov./Corp.
 Index...............    15.32%    8.04%      8.00%    $ 21,588
Balanced Composite
 Index*..............   (5.84)%    9.06%     10.94%    $ 28,234

1   Past performance is not indicative of future performance.
    Performance represents the total returns achieved by the Institutional Class of the American AAdvantage Balanced Fund from 10/31/91 through 8/1/94, the returns of the Mileage Class of the American AAdvantage Balanced Fund from 8/1/94 through 10/31/95 and the returns of the American AAdvantage Balanced Mileage Fund since its 11/1/95 inception. Expenses of the Mileage Class and Mileage Fund are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Mileage Fund been in existence since 10/31/91.

*   60% S&P 500 Index, 40% Lehman Gov't. Corp. Index

     We are very pleased with the Fund's relative performance in spite of difficult market conditions during the fiscal year. The Fund significantly outperformed most markets, including the 60/40 Barra Value/LB Gov/Credit Index benchmark return of - 5.8% and the Lipper Balanced Index return of -8.8%.

     During the early months of the fiscal year, technology and growth stocks continued their rapid retreat from the unsustainable, inflated valuations of the early part of 2000. Despite nine interest rate cuts in the ensuing months, the seemingly endless stream of corporate profit warnings captured the markets' focus. In the second calendar quarter, investors generally chose to look beyond the possibility of recession and bid stocks solidly higher in April and May. The declines of July and August in U.S. financial markets were exacerbated by the tragic events that occurred on September 11th. The equity markets ended the fiscal year with a rally, although the final month's improvements did little to negate the substantial losses that had accumulated during the period.

     The Fund added value relative to the S&P 500/ Barra Value Index in all ten sectors during a period where seven out of ten sectors within the Index posted negative returns. The holdings with the most positive impact on the Fund's performance included CIT Group (up 126.2%), Phillip Morris (up 33.8%) and Occidental Petroleum (up 32.4%).

     The Fund's strong stock selection and underweighting within the information technology sector contributed almost 5% in outperformance relative to the Barra Value Index. In this sector, the Fund steered clear of Nortel Networks (down 81.8%), JDS Uniphase (down 80.8%) and Texas Instruments (down 40.8%). Positive stock choices within this sector included Ikon Office Solutions (up 207.4%) and Electronics for Imaging (90.3%).

     As most equities felt negative pressure from the slowing economy, the fixed income segment of the Fund served as a defensive investment, returning 15.5% for the fiscal year, slightly ahead of the Lehman Brothers Gov/Credit Index return of 15.3%. The Fund outperformed in each of the 11 sectors of the Index, with agencies and Treasuries adding almost 1.0% in relative performance.

     Market volatility is likely to continue. Concerns over slowing earnings growth and high valuations of some stocks will continue to pressure the market. The Fund's investment advisors remain focused on long-term value, seeking to take advantage of favorable opportunities within the current environment.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED MILEAGE FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS AS OF OCTOBER 31, 2001

                                               % OF EQUITIES
                                               -------------
Philip Morris Companies, Incorporated               3.2%
Bank of America Corporation                         2.4%
Allstate Corporation                                2.2%
Verizon Communications, Incorporated                2.0%
CitiGroup, Incorporated                             2.0%
Occidental Petroleum Corporation                    1.9%
J P Morgan Chase & Company                          1.8%
Entergy Corporation                                 1.7%
International Business Machines Corporation         1.6%
American Electric Power Company, Incorporated       1.5%
                                                  ------
        Total                                      20.3%
Top Ten Equity Holdings as % of Total Net
  Assets                                          11.23%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                                                   S&P 500/
           EQUITY:                 FUND           BARRA VALUE
           -------             ------------      -------------
Price/Earnings Ratio                   17.3               22.2
Price/Book Ratio                        2.6                2.6
Wtd. Avg. Mkt. Cap ($)         37.8 Billion       70.0 Billion

                                                   LB GOV/
         FIXED INCOME:             FUND          CREDIT INDEX
         -------------           --------        ------------
Avg. Credit Quality                Aa2              Aa1
Wtd. Avg. Duration               5.2 yrs.          5.6 yrs.

EQUITY SECTOR VS. S&P 500/BARRA VALUE INDEX

                                              S&P 500/
                                 FUND     BARRA VALUE INDEX
                                 -----    -----------------
Financials                       24.7%          30.7%
Consumer Discretionary           12.7%          14.0%
Industrials                      11.7%           8.0%
Utilities                         9.4%           7.3%
Energy                            9.2%          14.3%
Materials                         8.6%           5.4%
Consumer Staples                  6.3%           1.8%
Information Technology            6.1%           7.8%
Telecommunication Services        6.0%           8.7%
Health Care                       5.3%           2.0%

BOND SECTOR VS. LB GOV/CREDIT INDEX

                                                 LB GOV/
                                    FUND       CREDIT INDEX
                                    -----      ------------
Corporates                          50.9%         43.8%
Mortgage Backed                     22.3%          0.0%
U.S. Treasury                       13.6%         38.4%
Agency                              10.6%         17.8%
Asset Backed                         2.6%          0.0%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE MILEAGE FUND(SM)
--------------------------------------------------------------------------------

     The Large Cap Value Mileage Fund returned - 2.8% for the twelve months ended October 31, 2001.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/91 THROUGH 10/31/01

                                      LIPPER MULTI-CAP                       S&P 500/
                       MILEAGE FUND     VALUE INDEX      S&P 500 INDEX   BARRA VALUE INDEX
                       ------------   ----------------   -------------   -----------------
10/91                   10,000.00        10,000.00         10,000.00         10,000.00
10/92                   11,000.00        11,014.00         10,994.00         10,829.00
10/93                   13,364.00        13,200.00         12,629.00         13,446.00
10/94                   13,793.00        13,700.00         13,125.00         13,739.00
10/95                   16,601.00        16,454.00         16,586.00         16,902.00
10/96                   20,381.00        19,835.00         20,576.00         21,062.00
10/97                   26,006.00        25,641.00         27,192.00         27,317.00
10/98                   27,569.00        26,875.00         33,177.00         30,524.00
10/99                   27,933.00        29,532.00         41,706.00         36,327.00
10/00                   29,092.00        32,444.00         44,246.00         39,843.00
10/01                   28,289.00        30,391.00         33,229.00         32,504.00

                         ANNUALIZED TOTAL RETURNS      VALUE OF
                          PERIODS ENDED 10/31/01        $10,000
                       -----------------------------   10/31/91-
                        1 YEAR    5 YEARS   10 YEARS   10/31/01
                       --------   -------   --------   ---------
Mileage Fund(1)......   (2.76)%    6.78%     10.96%     $28,290
Lipper Multi-Cap
 Value Index.........   (6.33)%    8.91%     11.76%     $30,391
S&P 500 Index........  (24.90)%   10.04%     12.76%     $33,229
S&P 500/Barra Value
 Index...............  (18.42)%    9.07%     12.51%     $32,504

1   Past performance is not indicative of future performance.
    Fund performance represents the total returns achieved by the Institutional Class of the American AAdvantage Large Cap Value Fund from 10/31/91 through 7/31/94, the returns of the Mileage Class of the American AAdvantage Large Cap Value Fund from 8/1/94 through 10/31/95 and the returns of the American AAdvantage Large Cap Value Mileage Fund since its 11/1/95 inception. Expenses of the Mileage Class and Mileage Fund are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Mileage Fund been in existence since 10/31/91.

     The Fund performed relatively well, in spite of the difficulties of a slowing world economy and terrorist attacks that occurred during the latter part of the fiscal year. The Fund was significantly impacted following the attacks in September, giving back all of its gains from previous months in the period. However, the Fund significantly outperformed the S&P 500/Barra Value Index return of -18.4% and the Lipper Multi Cap Value Index return of -6.3% for the twelve-month period.

     The Fund's outperformance of its benchmark and peer fund index was driven by both strong stock selection and good sector allocation. Within the S&P 500/Barra Value Index, information technology suffered the most, with a 59.0% overall decline for the twelve-month period. The Fund's underweighted position and positive stock selection in this sector combined to produce nearly 4.6% in relative outperformance versus the S&P 500/Barra Value Index. Some key stocks the Fund avoided because of our valuation disciplines were Nortel Networks (down 81.8%) and JDS Uniphase (down 80.8%). Active stock choices within this sector included Ikon Office Solutions (up 207.4%) and Electronics for Imaging (up 90.3%). The industrials sector was the Fund's second largest weighting at 14.0%. This sector had a positive impact on the Fund's relative performance both through overweighting and stock selection. Within this sector, ITT (up 49.9%), CSX Corp. (up 37.4%), and Waste Management (up 22.5%) contributed significantly to the Fund's relative returns.

     Overall, the shift towards value that occurred during the fiscal year benefited the Fund, yet the continued market volatility left investors feeling a bit more cautious. In the wake of the September 11th attacks, the Fund was presented with some unique buying opportunities, and we believe it is well positioned going into the next fiscal year.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE MILEAGE FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

Philip Morris Companies, Incorporated                   2.8%
Allstate Corporation                                    2.1%
Bank of America Corporation                             2.0%
Verizon Communications, Incorporated                    1.7%
International Business Machines Corporation             1.7%
Occidental Petroleum Corporation                        1.6%
CitiGroup, Incorporated                                 1.6%
J P Morgan Chase & Company                              1.5%
American Electric Power Company, Incorporated           1.5%
Conoco, Incorporated                                    1.4%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                            FUND        S&P 500/BARRA VALUE
                        ------------    -------------------
Price/Earnings Ratio            17.6               22.2
Price/Book Ratio                 2.7                2.6
Wtd. Avg. Mkt. Cap ($)  37.3 Billion       70.0 Billion

EQUITY SECTOR VS. S&P 500/BARRA VALUE INDEX

                                              S&P 500/
                                 FUND     BARRA VALUE INDEX
                                 -----    -----------------
Financials                       24.5%          30.7%
Industrials                      12.0%           8.0%
Consumer Discretionary           12.0%          14.0%
Utilities                         9.4%           7.3%
Energy                            8.9%          14.3%
Materials                         8.1%           5.4%
Information Technology            7.0%           7.8%
Consumer Staples                  6.5%           1.8%
Telecommunication Services        5.9%           8.7%
Health Care                       5.7%           2.0%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE MILEAGE FUND(SM)
--------------------------------------------------------------------------------

     We are very pleased to report that despite extreme market volatility over the past twelve months, the Small Cap Value Mileage Fund returned 21.9% for the twelve months ended October 31, 2001.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/31/98* THROUGH 10/31/01

                                   LIPPER SMALL CAP
                        MILEAGE      VALUE INDEX      RUSSELL 2000 INDEX
12/98                  10,000.00      10,000.00           10,000.00
10/99                   9,084.00       9,513.00            9,508.00
10/00                  10,572.00      11,261.00           11,153.00
10/01                  12,888.00      12,151.00           12,128.00

*   Inception of Institutional Class of the American AAdvantage
    Small Cap Value Fund.

                                         ANNUALIZED
                                       TOTAL RETURNS
                                       PERIODS ENDED
                                          10/31/01        VALUE OF
                                      ----------------     $10,000
                                                SINCE     12/31/98-
                                      1 YEAR    INCEP.    10/31/01
                                      ------    ------    ---------
Mileage Fund(1).....................  21.91%     9.37%     $12,888
Lipper Small Cap Value Index........   7.91%     7.12%     $12,151
Russell 2000 Value Index............   8.75%     7.05%     $12,129

1 Past performance is not indicative of future performance. Fund performance represents the total returns achieved by the Institutional Class of the American AAdvantage Small Cap Value Fund from 12/31/98 up to 3/1/99, the inception date of the American AAdvantage Small Cap Value Fund Mileage Fund and the returns of the Mileage Fund since its inception. Expenses of the Mileage Fund are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Mileage Fund been in existence since 12/31/98. A portion of the fees has been waived since inception of the Mileage Fund. Returns prior to waiving fees are lower than the actual returns shown.

     Investor concerns during the fiscal year led the U.S. equity markets to favor value investing, especially the attractive valuations within small cap value stocks. In the past, these securities have typically led the equity markets out of both crisis events and economic downturns. The Fund significantly outperformed both the Russell 2000 Value Index return of 8.8% and the Lipper Small Cap Value Index return of 7.9% for the twelve-month period.

     The Fund added value during the fiscal year in all sectors due to strong stock selection. The consumer discretionary sector had the most impact, contributing 7.3% in relative outperformance compared to the Russell 2000 Value Index. Ownership in Furniture Brands (up 42.3%), Mohawk Industries (up 98.1%), American Coin Merchandising (up 248.0%), and Ross Stores (up 91.3%) were some of the major contributors to the sector's positive impact on the Fund's performance. The Fund also had strong stock selection within the information technology sector, despite this being one of the poorest performing sectors during the period. Within this group, holdings in Activision (up 168.2%) and THQ Inc. (up 136.6%) contributed to the Fund's relative returns.

     At fiscal year end, the Fund's investment advisers believe the portfolio continues to hold attractively priced stocks with strong earnings expectations. As a result, they believe the Fund is well positioned to take advantage of those opportunities.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE MILEAGE FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

Topps, Incorporated                                     1.9%
Mandalay Resort Group                                   1.6%
Heidrick & Struggles International, Incorporated        1.5%
OGE Energy Corporation                                  1.4%
Zale Corporation                                        1.2%
John H. Harland Company                                 1.2%
Teekay Shipping Corporation                             1.1%
M/I Schottenstein Homes, Incorporated                   1.1%
Gateway, Incorporated                                   1.1%
M.D.C. Holdings, Incorporated                           1.1%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                               FUND       RUSSELL 2000 VALUE
                            -----------   ------------------
Price/Earnings Ratio           13.4            22.3
Price/Book Ratio                1.5            1.6
Wtd. Avg. Mkt. Cap ($)      983 Million    748 Million

EQUITY WEIGHTINGS SECTOR VS. RUSSELL 2000(R) VALUE INDEX(1)

                                                  RUSSELL
                                                   2000
                                       FUND     VALUE INDEX
                                       -----    -----------
Consumer Discretionary                 26.9%       14.8%
Financials                             18.2%       33.3%
Industrials                            17.5%       16.5%
Information Technology                 10.9%        9.0%
Utilities                              10.3%        7.4%
Health Care                             5.2%        3.8%
Energy                                  4.7%        1.9%
Materials                               4.5%        7.5%
Consumer Staples                        1.8%        5.1%
Telecommunication Services              0.0%        0.7%

(1) Russell 2000(R) Value Index is a service mark of the Frank Russell Company.

                              AMERICAN EAGLE LOGO

INTERNATIONAL EQUITY MARKET OVERVIEW
--------------------------------------------------------------------------------


A year ago, the telecommunications, media, and technology (TMT) bubble had burst and stock prices and economic conditions had softened with investors wondering "how big was the bubble?" Investors have realized the extent of the bubble that was formed in the late 90's as markets have fallen 20% or more over the past year. The U.S. and Japan face recessionary economic conditions, European economic growth is projected to be just over 1% at best, while emerging market growth rates are expected to remain depressed.

     The focus has shifted from trying to manage strong growth to trying to spur weakening economies. Twelve months ago the European Central Bank (ECB) had just raised interest rates for a 7th time as inflation had reached a 6-year high, and was nearly 1% above the target level. In Japan, despite deflationary conditions, the Bank of Japan moved interest rates to 0.25% from 0.0%, as it felt strong growth was just around the corner. However, emerging market economic growth had begun to slow in November and December, due to volatile oil prices, higher interest rates and reduced capital expenditures in the developed markets.

     During the first quarter of 2001, it became apparent that the slowdown in growth would be faster and deeper than expected, as slowing conditions in the U.S. impacted growth expectations around the world. Several central banks, including Japan, the UK, and Canada moved to lower rates, while the ECB stayed on the sidelines. The ECB was more concerned about the region's inflation rate, which was above the target level, than slowing growth. Additionally, the consensus was that European growth would be somewhat immune from the world-wide slowdown, because Europe was less dependent on exports, the TMT bubble was not as large, and stock market valuations were more compelling. Although emerging market conditions were softening, the aggressive central bank interest rate cuts brightened the outlook for growth and commodity prices, key drivers for emerging markets.

     Disappointing economic news continued during the second quarter as the global economy experienced its fastest growth rate deceleration since 1985. Every major country experienced slower growth than the previous year as 99% of the global economy was decelerating. The global economy had not slowed in such unison since 1975. The ECB finally joined its central bank peers in cutting rates during the quarter, despite the fact that inflation remained above the target level. Japan elected a new reform minded Prime Minister who stated his main mission was to revitalize the economy by cutting back government debt and cleaning up bad loans held by banks.

     Economic growth muddled along through much of the third quarter until the tragedies of September 11th accelerated the decline. From that day through the end of October, a trickle of interest rate cuts has turned into a flood. Most, if not all, central banks have rapidly eased rates to levels not seen in decades. The world is currently engulfed in a synchronized global recession. Emerging market countries have not been immune to the weakness although some countries (Taiwan and Argentina) are suffering more than others (China and India).

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND(SM)
--------------------------------------------------------------------------------

     The International Equity Mileage Fund returned -16.9% for the twelve months ended October 31, 2001. Despite high profile disappointments and profit warnings within the market, the Fund significantly outperformed the MSCI EAFE Index return of -24.9% and the Lipper International Index return of - 24.1%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/91 THROUGH 10/31/01

                                             LIPPER INTERNATIONAL
                          MILEAGE FUND              INDEX           EAFE INDEX
10/91                      10,000.00              10,000.00         10,000.00
10/92                       8,793.00               9,494.00          8,698.00
10/93                      12,007.00              12,727.00         11,992.00
10/94                      13,400.00              14,192.00         13,237.00
10/95                      14,385.00              14,125.00         13,229.00
10/96                      16,770.00              15,908.00         14,654.00
10/97                      19,863.00              18,035.00         15,374.00
10/98                      20,556.00              18,872.00         16,900.00
10/99                      24,517.00              23,220.00         20,852.00
10/00                      24,968.00              24,021.00         20,247.00
10/01                      20,751.00              18,232.00         15,199.00

                          ANNUALIZED TOTAL RETURNS        VALUE OF
                           PERIODS ENDED 10/31/01          $10,000
                       -------------------------------    10/31/91-
                        1 YEAR     5 YEARS    10 YEARS    10/31/01
                       --------    -------    --------    ---------
Mileage Fund(1)......  (16.89)%     4.35%       7.57%      $20,752
Lipper Int'l.
 Index...............  (24.10)%     2.77%       6.19%      $18,233
EAFE Index...........  (24.93)%     0.57%       4.05%      $15,200

1   Past performance is not indicative of future performance.
    Fund performance represents the total returns achieved by the Institutional Class of the American AAdvantage International Equity Fund from 10/31/91 through 7/31/94, the returns of the Mileage Class of the American AAdvantage International Equity Fund from 8/1/94 through 10/31/95 and the returns of the American AAdvantage International Equity Mileage Fund since its 11/1/95 inception. Expenses of the Mileage Class and Mileage Fund are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Mileage Fund been in existence since 10/31/91.

     The market weakness of 2000 persisted into 2001, as signs of an economic slowdown were evident in much of the developed world, raising the possibility of the first global synchronized downturn since 1973. Aggressive interest rate cuts by central banks throughout the world and increased U.S. government spending seemed to encourage investors that measures were being implemented to reduce the timeline of the economic downturn. The events of September 11th further depressed most economies with initial fears driving investors to seek liquidity and less risk. Fortunately, a rebound late in the period left markets at their pre-attack levels.

     Although no sector produced positive returns, technology (down 54.8%) and telecommunications (down 44.7%) were the most affected as "old economy" companies curtailed capital expenditures. In these sectors, the Fund added value through strong stock selection by underweighting or simply avoiding some large cap, high P/E names. These included Nokia (down 48.6%), Ericsson (down 67.0%), and Alcatel (down 74.9%).

     Of the twenty-one developed countries in the MSCI EAFE Index, all experienced negative returns during the fiscal period. The Fund, however, had good stock selection in most countries, which added to its relative outperformance, particularly in the UK, Germany, and Sweden. In Germany, the Fund held Krones (up 48.4%), but avoided Deutsche Telekom (down 57.6%), Siemens (down 42.2%) and SAP (down 36.8%).

     The Fund has delivered strong relative performance over the long term despite strong swings in market sentiment due to current events. We believe that the Fund is well positioned going into the next fiscal year.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

Total Fina                                              2.2%
Philips Electronics NV                                  2.0%
Aventis SA                                              2.0%
BAE Systems, PLC                                        1.8%
Nintendo Company Limited                                1.7%
Akzo Nobel NV                                           1.6%
ENI                                                     1.6%
Telefonica de Espana                                    1.5%
Ing Groep NV                                            1.4%
UPM-Kymmene OY                                          1.4%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                                      FUND         MSCI EAFE
                                  ------------    ------------
Price/Earnings Ratio                  14.0            18.4
Price/Book Ratio                      2.7             3.0
Wtd. Avg. Mkt. Cap ($)            24.2 Billion    42.8 Billion

EQUITY SECTOR WEIGHTINGS VS. EAFE INDEX

                                       FUND     EAFE INDEX
                                       -----    ----------
Financials                             24.5%      25.1%
Consumer Discretionary                 13.0%      13.3%
Industrials                            11.4%       9.7%
Health Care                             8.7%      10.8%
Materials                               8.2%       5.1%
Telecommunication Services              8.0%       8.7%
Energy                                  7.5%       7.5%
Utilities                               7.4%       4.9%
Consumer Staples                        6.9%       8.1%
Information Technology                  4.4%       6.8%

                   COUNTRY ALLOCATION AS OF OCTOBER 31, 2001*

[CHART]

COUNTRY ALLOCATION AS OF OCTOBER 31, 2001*

                                             FUND     EAFE
                                             -----    -----
  France                                     10.6%    11.3%
  Netherlands                                 8.5%     5.5%
  Germany                                     6.6%     7.8%
  Spain                                       4.7%     3.2%
  Italy                                       3.7%     4.6%
  Finland                                     2.4%     1.9%
  Ireland                                     2.1%     0.7%
  Portugal                                    1.7%     0.6%
  Austria                                     0.4%     0.2%
  Greece                                      0.0%     0.3%
  Belgium                                     0.0%     1.0%
                                             -----    -----
EURO                                         40.7%    37.1%
UK                                           20.4%    23.4%
  Switzerland                                 5.3%     7.2%
  Sweden                                      2.3%     2.2%
  Norway                                      1.3%     0.5%
  Denmark                                     0.0%     1.0%
                                             -----    -----
OTHER NON-EURO                                8.9%    10.9%
JAPAN                                        15.1%    22.5%
  Hong Kong                                   3.8%     1.9%
  Australia                                   3.1%     3.3%
  Singapore                                   2.7%     0.8%
  New Zealand                                 1.1%     0.1%
  South Korea                                 0.7%     0.0%
                                             -----    -----
OTHER ASIA                                   11.4%     6.1%
  Mexico                                      0.4%     0.0%
  Canada                                      3.1%     0.0%
                                             -----    -----
OTHER                                         3.5%     0.0%

* Allocations based upon Gross Investments in Portfolio.

                              AMERICAN EAGLE LOGO

U.S. FIXED INCOME MARKET OVERVIEW
--------------------------------------------------------------------------------

     The twelve-month period ended October 31, 2001 was unfortunately marked by the tragic events of September 11th. An already struggling economy was pushed further into recession. Throughout the past year, the Federal Reserve Bank did virtually everything it could to boost economic momentum. The Fed began cutting rates aggressively in January with a surprise, inter-meeting announcement to lower the Fed Funds rate by 0.50% to 6.00%. The following months saw eight more easings bringing the Fed funds rate to 2.50% on October 31st. Short-term interest rates ended the fiscal year at their lowest level in 40 years, yet long-term rates were relatively unchanged. The resulting yield curve was the steepest it has been since the early 1990's.

                           U.S. TREASURY YIELD CURVE
                       ----------------------------------
                       1 YR.   5 YRS.   10 YRS.   30 YRS.
                       -----   ------   -------   -------
10/31/00               6.16%   5.81%     5.75%     5.79%
10/31/01               2.10%   3.47%     4.23%     4.86%

     Capital spending cutbacks were the primary driver of weak economic growth. The bull market ended abruptly, with a rapid sell off in the equity markets and significant cutbacks in capital spending budgets. As capital spending was slashed, employee headcounts were likewise reduced -- leading to a reduction in consumer spending and confidence. One by one, each sector of the economy began to feel the pressure.

                        10 YR. 'A' RATED INDUSTRIAL SPREADS
                       -------------------------------------
                       2001    2000    1999    1998    1997
January                 1.52    1.09    0.96    0.71    0.52

     Despite such dire economic reports, corporate yield premiums (or spreads) declined dramatically. Declining yield premiums generally imply a positive outlook for corporate profitability, which is difficult to imagine during this period. Regardless, the corporate sector produced the highest total return during the past year. Within the corporate sector, higher-rated corporate bonds outperformed their lower-rated counterparts as one would expect in a period of weak economic growth. The mortgage-backed sector produced the lowest total return due primarily to its shorter duration and prepayment concerns.

                                   TOTAL RETURNS
                                -------------------
                                   PERIODS ENDED
                                     10/31/01
                                -------------------
            SECTOR              6 MONTH    12 MONTH
            ------              -------    --------
US Treasury                      9.35%      14.95%
US Agency                        8.45%      15.46%
Mortgage Backed                  6.58%      13.08%
Corporate                        7.93%      15.80%
Asset Backed                     7.73%      15.16%
---------------------------------------------------
CREDIT RATING
Aaa                              8.35%      16.08%
Aa                               8.23%      16.69%
A                                7.96%      15.92%
Baa                              7.68%      15.10%

(source: Lehman Brothers)

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND MILEAGE FUND (SM)
--------------------------------------------------------------------------------

     The Intermediate Bond Mileage Fund returned 13.4% for the twelve months ended October 31, 2001, as compared to the Lipper Intermediate Investment Grade Debt Fund Index, which returned 14.3% for the same period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 9/15/97* THROUGH 10/31/01

                                      LIPPER INTERMEDIATE
                                       INVESTMENT GRADE     LEHMAN AGGREGATE
                       MILEAGE FUND         AVERAGE              INDEX
9/97.................  10,000.00         10,000.00            10,000.00
10/97................  10,241.00         10,211.00            10,295.00
10/98................  11,319.00         11,045.00            11,254.00
10/99................  11,158.00         11,074.00            11,314.00
10/00................  11,825.00         11,775.00            12,140.00
10/01................  13,407.00         13,462.00            13,908.00

*   Inception of Institutional Class of American AAdvantage
    Intermediate Bond Fund

                        ANNUALIZED TOTAL RETURNS
                         PERIODS ENDED 10/31/01       VALUE OF
                       ---------------------------    $10,000
                                            SINCE     9/15/97-
                       1 YEAR    3 YEARS    INCEP.    10/31/01
                       ------    -------    ------    --------
Mileage Fund(1,2)....  13.38%     5.80%      7.37%    $13,407
Lipper Intermediate
 Inv. Gr. Index .....  14.33%     6.82%      7.47%    $13,462
Lehman Aggregate
 Index...............  14.56%     7.31%      8.24%    $13,908

1   Past performance is not indicative of future performance.
    Fund performance represents the total returns achieved by the Institutional Class of the American AAdvantage Intermediate Bond Fund from 9/15/97 through 3/1/98 and returns of the Intermediate Bond Mileage Fund since 3/1/98. Expenses of the Mileage Fund are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Mileage Fund been in existence since 9/15/97.

2 The Fund's NAV and recent performance shown includes the effects of a favorable accounting adjustment which occurred during the processing of a large shareholder redemption on July 6, 2000. In the absence of this adjustment, the Fund's performance would have been less than depicted.

     For the second year in a row, the fixed income markets have produced solid total returns in the face of big setbacks in the equity markets and bleak economic news. The U.S. is in the midst of its first recession since the early 1990's, and the federal government has been acting very aggressively to stimulate the economy and calm the turmoil caused by September 11th. Fixed income markets typically perform very well in declining interest rate environments. Corporate bonds usually underperform during periods of economic weakness; however, the Fund's corporate bonds held their ground and produced the highest total returns for the fiscal year at 16.7%. Overall, this sector was the largest contributor to the Fund's excess performance through a combination of both stock selection and weighting.

     During the past twelve months, the Fund maintained an overweighted position in corporates, with concentrations primarily in the bank/finance and industrial sectors. The Fund's corporate exposure was reduced during the period in anticipation of further negative reaction to the economic weakness; however, such sentiment was somewhat subdued.

     The Fund maintained a longer average maturity relative to the Lehman Brothers Aggregate Index throughout most of the period as the Federal Reserve aggressively lowered interest rates.

     By the end of the fiscal year, the Fund's average maturity was close to neutral as the Fed's easing campaign appeared to be slowing down. Overall, the Fund's longer maturity was a positive factor in this interest rate environment. While the market has recently experienced another dip in rates, many believe we are near the bottom for rates in this cycle and that rates will return to higher levels as the economic environment improves later in 2002.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND MILEAGE FUND (SM) -- (CONTINUED)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

United States Treasury Note, 5.75%, Due
  8/15/2010                                          4.1%
United States Treasury Note, 5.75%, Due
  11/15/2005                                         3.9%
Federal National Mortgage Association, 6.625%,
  Due 11/15/2010                                     3.6%
Federal National Mortgage Association, 6.50%,
  Due 9/1/2031                                       3.1%
United States Treasury Note, 6.625%, Due
  5/15/2007                                          3.0%
United States Treasury Bond, 5.375% Due
  2/15/2031                                          2.7%
Federal National Mortgage Association, TBA,
  7.00%                                              2.0%
Federal National Mortgage Association, 6.625%,
  Due 9/15/2009                                      2.0%
United States Treasury Bond, 7.50%, Due
  11/15/2016                                         1.8%
United States Treasury Note, 5.00%, Due
  8/15/2011                                          1.8%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                                                     LEHMAN
                                           FUND     AGGREGATE
                                          -------   ---------
Average Credit Quality                      Aa1       Aa1
Weighted Average Duration                 4.5 yrs   4.4 yrs
Weighted Average Coupon                    6.6%       6.8%

BOND SECTOR VS. LB AGGREGATE INDEX

                               FUND     LB AGGREGATE INDEX
                               -----    ------------------
Agency                         10.4%          10.9%
Asset Backed                    3.1%           1.7%
CMBS                              0%           2.0%
Corporates                     26.9%          23.8%
Mortgage Backed                33.8%          34.9%
Treasury                       25.8%          23.6%
Yankees                           0%           3.1%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND MILEAGE FUND(SM)
--------------------------------------------------------------------------------

     During the fiscal year ended October 31, 2000, the Short-Term Bond Mileage Fund returned 5.46%.

     The Short-Term Bond Mileage Fund had a strong year, returning 10.5% for the twelve months ended October 31, 2001 and outperforming the Linked Lipper Investment Grade benchmark return of 9.9% during the same period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/91 THROUGH 10/31/01

                                                                                      LEHMAN
                                         LINKED LIPPER INVESTMENT   MERRILL LYNCH   GOV./CORP.
                        MILEAGE FUND              GRADE             1-3 YR INDEX      INDEX
10/91                     10,000.00             10,000.00             10,000.00     10,000.00
10/92                     10,794.00             10,749.00             10,831.00     11,051.00
10/93                     11,571.00             11,441.00             11,479.00     12,560.00
10/94                     11,623.00             11,456.00             11,623.00     11,977.00
10/95                     12,533.00             12,447.00             12,669.00     13,913.00
10/96                     13,103.00             13,012.00             13,429.00     14,663.00
10/97                     13,876.00             13,799.00             14,309.00     15,955.00
10/98                     14,771.00             14,617.00             15,395.00     17,593.00
10/99                     15,157.00             15,044.00             15,892.00     17,477.00
10/00                     15,984.00             15,900.00             16,873.00     18,720.00
10/01                     17,663.00             17,477.00             18,779.00     21,588.00

                            ANNUALIZED TOTAL RETURNS     VALUE OF
                             PERIODS ENDED 10/31/01       $10,000
                           ---------------------------   10/31/91-
                           1 YEAR   5 YEARS   10 YEARS   10/31/01
                           ------   -------   --------   ---------
Mileage Fund(1)..........  10.50%    6.15%      5.85%     $17,663
Linked Lipper Avg.(2)....   9.92%    6.08%      5.74%     $17,478
Merrill Lynch 1-3 yr.
 Index...................  11.30%    6.94%      6.51%     $18,780
Lehman Gov./Credit
 Index...................  15.32%    8.04%      8.00%     $21,588

1   Past performance is not indicative of future performance.
    Fund performance represents the total returns achieved by the Institutional Class of the American AAdvantage Short-Term Bond Fund from 10/31/91 through 7/31/94, the returns of the Mileage Class of the American AAdvantage Short-Term Bond Fund from 8/1/94 through 10/31/95 and the returns of the American AAdvantage Short-Term Bond Mileage Fund since its 11/1/95 inception. Expenses of the Mileage Class and Mileage Fund are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Mileage Fund been in existence since 10/31/91.

2   The Linked Lipper Average is created by linking the Lipper
    Short-Term (1-5 year) Investment Grade Debt Average from 10/31/91 through 12/31/95, the Lipper Short-Intermediate Investment Grade Debt Average from 1/1/96 through 7/31/96 and the Lipper Short-Term (1-3 Year) Investment Grade Debt Average since 8/1/96.

     The short end of the yield curve saw the most action during the past twelve months as the federal government did virtually everything it could to alter the momentum of economic weakness. In January of 2001, the Fed Funds rate was at 6.5%, and by October 31st, it was 2.5%. With short-term interest rates declining so rapidly, total returns for the Fund outpaced stock market returns for the period with fixed income securities outperforming equities. Both maturity and yield played an important role, as longer maturities benefited from declining interest rates, and high yield premiums provided corporate bonds with additional income.

     Throughout most of the period, the Fund maintained a maturity of approximately 3 years, which is 0.5 to 1.0 years longer than its benchmarks. With the Federal Reserve Bank reducing interest rates so drastically, longer maturity positions outperformed.

     Economic activity reported in the upcoming fiscal period will offer the first glimpse of how well the economy is responding to the Federal Reserve's support. We will be monitoring the markets closely to find value in the new, lower interest rate environment.

TOP TEN HOLDINGS AS OF OCTOBER 31, 2001

Federal Home Loan Mortgage Corporation, 6.50%, Due
  11/15/2005                                            3.8%
Chase Manhattan Auto Owner Trust 2000-A A4, 6.26%,
  Due 6/15/2007                                         3.6%
Fort James Corporation, 8.375%, Due 11/15/2001          3.4%
FNMA, Pool #323980, 6.00%, Due 4/1/2014                 3.0%
Discover Card Master Trust 1999-6 A, 6.85%, Due
  7/17/2007                                             3.0%
American Express Credit Account Master Trust 2000-1
  A, 7.20%, Due 9/17/2007                               3.0%
Federal Home Loan Mortgage Corporation, 5.95%, Due
  1/19/2006                                             3.0%
Occidental Petroleum Corporation, 6.75%, Due
  11/15/2002                                            2.9%
Capital Auto Receivables Asset 2001-2 A3, 4.60%, Due
  9/15/2005                                             2.9%
Citibank Credit Card Master Trust 1999-7 A, 6.65%,
  Due 11/15/2006                                        2.5%

PORTFOLIO STATISTICS AS OF OCTOBER 31, 2001

                                                      MERRILL
                                                       LYNCH
                                             FUND      1-3YR
                                            -------   -------
Average Credit Quality                        Aa3       Aa2
Weighted Average Duration                   1.9 yrs   1.6 yrs
Weighted Average Coupon                      6.6%      5.8%

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
American AAdvantage Balanced Mileage Fund
American AAdvantage Large Cap Value Mileage Fund
American AAdvantage Small Cap Value Mileage Fund
American AAdvantage International Equity Mileage Fund
American AAdvantage Intermediate Bond Mileage Fund
American AAdvantage Short-Term Bond Mileage Fund

     We have audited the accompanying statements of assets and liabilities of the American AAdvantage Balanced Mileage Fund, the American AAdvantage Large Cap Value Mileage Fund, the American AAdvantage Small Cap Value Mileage Fund, the American AAdvantage International Equity Mileage Fund, the American AAdvantage Intermediate Bond Mileage Fund and the American AAdvantage Short-Term Bond Mileage Fund (collectively, "the Funds") (separate funds comprising the American AAdvantage Mileage Funds) as of October 31, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2001, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective American AAdvantage Mileage Funds at October 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               /s/ ERNST & YOUNG

Dallas, Texas
December 14, 2001

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2001
--------------------------------------------------------------------------------

                                                                                                             SHORT-
                                                     LARGE CAP   SMALL CAP   INTERNATIONAL   INTERMEDIATE     TERM
                                          BALANCED     VALUE       VALUE        EQUITY           BOND         BOND
                                          --------   ---------   ---------   -------------   ------------   --------
                                                      (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
ASSETS:
    Investment in Portfolio, at value...  $ 2,365    $  4,720     $   277      $  3,776        $   168      $  1,621
    Receivable for fund shares sold.....        1           -           -             1              -             -
    Receivable for expense reimbursement
      (Note 2)..........................        6           8           -            11              6             1
    Deferred organization costs, net....        -           -           -             1              -             -
    Other assets........................        -           -           -             -              2             1
                                          --------   --------     -------      --------        -------      --------
        TOTAL ASSETS....................    2,372       4,728         277         3,789            176         1,623
                                          --------   --------     -------      --------        -------      --------

LIABILITIES:
    Management fees payable (Note 2)....        1           1           -             1              -             -
    Other liabilities...................        3          19           4            15              -             -
                                          --------   --------     -------      --------        -------      --------
        TOTAL LIABILITIES...............        4          20           4            16              -             -
                                          --------   --------     -------      --------        -------      --------
NET ASSETS..............................  $ 2,368    $  4,708     $   273      $  3,773        $   176      $  1,623
                                          ========   ========     =======      ========        =======      ========

ANALYSIS OF NET ASSETS:
    Paid-in-capital.....................  $ 1,936    $  3,856     $   272      $  4,096        $   194      $  1,659
    Undistributed net investment
      income............................       45          42           2            86              -             -
    Accumulated net realized gain
      (loss)............................      815       1,318         (33)         (328)           (38)          (56)
    Unrealized net appreciation
      (depreciation) of investments,
      futures contracts and foreign
      currency..........................     (428)       (508)         32           (81)            20            20
                                          --------   --------     -------      --------        -------      --------
NET ASSETS..............................  $ 2,368    $  4,708     $   273      $  3,773        $   176      $  1,623
                                          ========   ========     =======      ========        =======      ========
Shares outstanding (no par value).......  137,300     257,739      22,588       291,297         16,895       168,964
                                          ========   ========     =======      ========        =======      ========
Net asset value, offering and redemption
  price per share.......................  $ 17.24    $  18.27     $ 12.09      $  12.95        $ 10.41      $   9.60
                                          ========   ========     =======      ========        =======      ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
STATEMENTS OF OPERATIONS
Year ended October 31, 2001
--------------------------------------------------------------------------------

                                                   LARGE CAP   SMALL CAP   INTERNATIONAL   INTERMEDIATE   SHORT-TERM
                                        BALANCED     VALUE       VALUE        EQUITY           BOND          BOND
                                        --------   ---------   ---------   -------------   ------------   ----------
                                                                       (IN THOUSANDS)
INVESTMENT INCOME ALLOCATED FROM
  PORTFOLIO:
    Interest income...................    $ 65       $  12       $  1          $  14           $ 8           $ 67
    Dividend income (net of foreign
      taxes of $1 and $19 in Large Cap
      Value and International Equity
      Funds)..........................      34         121          3             90             -              -
    Income derived from securities
      lending, net....................       1           1          -              7             -              -
    Income derived from commission
      recapture.......................       -           -          -              1             -              -
    Portfolio expenses................      (8)        (18)        (1)           (24)            -             (3)
                                          ----       -----       ----          -----           ---           ----
        NET INVESTMENT INCOME
          ALLOCATED FROM PORTFOLIO....      92         116          3             88             8             64
                                          ----       -----       ----          -----           ---           ----
FUND EXPENSES:
    Management fees (Note 2)..........       6          14          1             12             -              3
    Transfer agent fees...............       1           7          -              6             -              -
    Professional fees.................       6          14          -             18             -              1
    Registration fees and expenses....      10          11          8             12             7             11
    Distribution fees.................       6          14          1             12             -              3
    Printing and postage fees.........       9          23          -             18             0              5
    Fund accounting fees..............       -           -          -              9             -              1
                                          ----       -----       ----          -----           ---           ----
        TOTAL FUND EXPENSES...........      38          83         10             87             7             24
                                          ----       -----       ----          -----           ---           ----
        Less reimbursement of fund
          expenses (Note 2)...........      16          33          9             38             6             18
                                          ----       -----       ----          -----           ---           ----
        NET FUND EXPENSES.............      22          50          1             49             1              6
                                          ----       -----       ----          -----           ---           ----
NET INVESTMENT INCOME.................      70          66          2             39             7             58
                                          ----       -----       ----          -----           ---           ----
REALIZED AND UNREALIZED GAIN (LOSS)
  ALLOCATED FROM PORTFOLIO:
    Net realized gain (loss) on
      investments, futures contracts,
      and foreign currency
      transactions....................      27          67         15           (171)            3              5
    Change in net unrealized
      appreciation or depreciation of
      investments, futures contracts,
      and foreign currency
      translations....................     (20)       (234)       (15)          (505)            8             39
                                          ----       -----       ----          -----           ---           ----
        NET GAIN (LOSS) ON
          INVESTMENTS.................       7        (167)         -           (676)           11             44
                                          ----       -----       ----          -----           ---           ----
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...........    $ 77       $(101)      $  2          $(637)          $18           $102
                                          ====       =====       ====          =====           ===           ====

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     BALANCED                   LARGE CAP VALUE
                                                              ----------------------         ----------------------
                                                                    YEAR ENDED                     YEAR ENDED
                                                                   OCTOBER 31,                    OCTOBER 31,
                                                              ----------------------         ----------------------
                                                               2001           2000            2001           2000
                                                              ------         -------         ------         -------
                                                                                 (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $   70         $    99         $   66         $   135
    Net realized gain (loss) on investments, futures
      contracts, and foreign currency transactions..........      27             (17)            67              87
    Change in net unrealized appreciation or depreciation of
      investments, futures contracts, and foreign currency
      translations..........................................     (20)             (1)          (234)           (114)
                                                              ------         -------         ------         -------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS........................................      77              81           (101)            108
                                                              ------         -------         ------         -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income...................................     (98)           (117)          (128)           (146)
    Net realized gain on investments........................       -             (35)             -            (843)
                                                              ------         -------         ------         -------
        DISTRIBUTIONS TO SHAREHOLDERS.......................     (98)           (152)          (128)           (989)
                                                              ------         -------         ------         -------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................      75             138            114             200
    Reinvestment of dividends and distributions.............      96             148            120             940
    Cost of shares redeemed.................................    (192)         (1,087)          (875)         (2,923)
                                                              ------         -------         ------         -------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
          SHARE TRANSACTIONS................................     (21)           (801)          (641)         (1,783)
                                                              ------         -------         ------         -------
NET INCREASE (DECREASE) IN NET ASSETS.......................     (42)           (872)          (870)         (2,664)
NET ASSETS:
    Beginning of period.....................................   2,410           3,282          5,578           8,242
                                                              ------         -------         ------         -------
    END OF PERIOD*..........................................  $2,368         $ 2,410         $4,708         $ 5,578
                                                              ======         =======         ======         =======
    *Includes undistributed net investment income of........  $   45         $    73         $   42         $   104
                                                              ======         =======         ======         =======

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SMALL CAP VALUE    INTERNATIONAL EQUITY    INTERMEDIATE BOND    SHORT-TERM BOND
----------------   ---------------------   ------------------   ---------------
   YEAR ENDED           YEAR ENDED             YEAR ENDED         YEAR ENDED
  OCTOBER 31,           OCTOBER 31,           OCTOBER 31,         OCTOBER 31,
----------------   ---------------------   ------------------   ---------------
 2001     2000       2001        2000       2001       2000      2001     2000
------   -------   ---------   ---------   -------   --------   -------   -----
                                (IN THOUSANDS)
 $  2     $   1    $     39    $     58     $  7      $  18     $   58    $ 54
   15         2        (171)        637        3        (35)         5     (16)
  (15)        7        (505)       (506)       8         28         39       7
 ----     -----    --------    --------     ----      -----     ------    ----
    2        10        (637)        189       18         11        102      45
 ----     -----    --------    --------     ----      -----     ------    ----
   (1)       (1)          -         (60)      (7)       (18)       (58)    (54)
   (5)      (61)       (809)       (583)       -          -          -       -
 ----     -----    --------    --------     ----      -----     ------    ----
   (6)      (62)       (809)       (643)      (7)       (18)       (58)    (54)
 ----     -----    --------    --------     ----      -----     ------    ----
  274       632      12,380      30,565       89         16        757      20
    6        62         762         614        5          9         57      53
  (77)     (621)    (13,375)    (31,607)     (70)      (378)       (95)    (70)
 ----     -----    --------    --------     ----      -----     ------    ----
  203        73        (233)       (428)      24       (353)       719       3
 ----     -----    --------    --------     ----      -----     ------    ----
  199        21      (1,679)       (882)      35       (360)       763      (6)
   74        53       5,452       6,334      141        501        860     866
 ----     -----    --------    --------     ----      -----     ------    ----
 $273     $  74    $  3,773    $  5,452     $176      $ 141     $1,623    $860
 ====     =====    ========    ========     ====      =====     ======    ====
 $  2     $   1    $     86    $     47     $  -      $   -     $    -    $  -
 ====     =====    ========    ========     ====      =====     ======    ====

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2001
--------------------------------------------------------------------------------
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Mileage Funds (the "Trust") is organized as a Massachusetts business trust under the Investment Company Act of 1940 (the "Act"), as amended, as a no-load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage Balanced Mileage Fund, American AAdvantage Large Cap Value Mileage Fund, American AAdvantage Small Cap Value Mileage Fund, American AAdvantage International Equity Mileage Fund, American AAdvantage Intermediate Bond Mileage Fund and American AAdvantage Short-Term Bond Mileage Fund (each a "Fund" and collectively the "Funds").

     Each Fund invests all of its investable assets in the corresponding portfolio of the AMR Investment Services Trust, an open-ended diversified management investment company. Each AMR Investment Services Portfolio (each a "Portfolio" and collectively the "Portfolios") has the same investment objectives as its corresponding Fund. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio.

                                                                    % OF PORTFOLIO
                                                                    HELD BY FUND AT
                                                                      OCTOBER 31,
AMERICAN AADVANTAGE:                AMR INVESTMENT SERVICES TRUST:       2001
--------------------                ------------------------------  ---------------
Balanced Mileage Fund               Balanced Portfolio                   0.34%
Large Cap Value Mileage Fund        Large Cap Value Portfolio            0.69%
Small Cap Value Mileage Fund        Small Cap Value Portfolio            0.20%
International Equity Mileage Fund   International Equity Portfolio       0.38%
Intermediate Bond Mileage Fund      Intermediate Bond Portfolio          0.11%
Short-Term Bond Mileage Fund        Short-Term Bond Portfolio            1.85%

     The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. The notes to Financial Statements of the Portfolios include a discussion of investment valuation, security transactions and investment income, the Management Agreement and securities lending.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Funds.

  Valuation of Investments

     Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  Investment Income and Dividends to Shareholders

     Each Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of each Portfolio are allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. Dividends from net investment income of the Balanced, Large Cap Value, Small Cap Value and International Equity Mileage Funds normally will be declared and paid annually. The Intermediate Bond and the Short-Term Bond Mileage Funds generally declare

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains normally will be paid annually after the close of the fiscal year in which realized.

     Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required. At October 31, 2001, capital loss carryforward positions for federal income tax purposes were as follows:

FUND                                                           AMOUNT     EXPIRES
----                                                          --------   ---------
International Equity........................................  $72,841      2009
Intermediate Bond...........................................   24,098    2007-2009
Short-Term Bond.............................................   81,793    2004-2009

  Deferred Organization Expenses

     Expenses incurred by the International Equity, Intermediate Bond and Short-Term Bond Mileage Funds in connection with their organization are being amortized on a straight-line basis over a five-year period.

  Expenses

     Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses incurred by the Trust with respect to any two or more of the Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Each share of each Fund bears equally those expenses that are allocated to the Fund as a whole.

  Valuation of Shares

     The price per share is calculated separately for each Fund on each day on which shares are offered for sale and orders accepted or upon receipt of a redemption request. Net asset value per share is computed by dividing the value of a Fund's total assets (which includes the value of the Fund's investment in its corresponding Portfolio), less liabilities, by the number of Fund shares outstanding.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Changes in Accounting Policy

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

revised Audit and Accounting Guide will require the Portfolios to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolios will be required to adjust the cost of their fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting policy will not affect the Portfolios' net assets, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Portfolios have not adopted this accounting policy. The Portfolios expect that the impact of the adoption of this accounting policy will not be material to the Financial Statements.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Manager and the Trust entered into a Management Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Management Agreement, the Manager receives an annualized fee of 0.25% of the average daily net assets of the Balanced, Large Cap Value, Small Cap Value, International Equity, Intermediate Bond and Short-Term Bond Mileage Funds.

  Distribution Plan

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, as compensation for distribution assistance, the Manager receives an annual fee of .25% of the average daily net assets of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. During the year ended October 31, 2001, the Manager waived distribution fees totaling $6,062, $13,625, $504, $12,122, $351 and $2,546 for the Balanced, Large Cap Value, Small Cap Value, International Equity, Intermediate Bond and Short-Term Bond Mileage Funds, respectively.

  Other

     Certain officers or trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2001, the cost of air transportation was not material to any of the Portfolios.

  Reimbursement of Expenses

     In addition to waiving distribution fees, the Manager reimbursed expenses totaling $10,262, $19,271, $7,870, $25,919, $6,191 and $15,005 for the Balanced,
Large Cap Value, Small Cap Value, International Equity, Intermediate Bond and Short-Term Bond Mileage Funds, respectively during the year ended October 31, 2001.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

3. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares of the Funds (in thousands):

Period Ended October 31, 2001

                                                               BALANCED       LARGE CAP VALUE   SMALL CAP VALUE
                                                             MILEAGE FUND      MILEAGE FUND      MILEAGE FUND
                                                            ---------------   ---------------   ---------------
                                                            SHARES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT
                                                            ------   ------   ------   ------   ------   ------
Shares sold...............................................     4     $  75       6     $ 114      22      $274
Reinvestment of dividends.................................     6        96       6       120       1         6
Shares redeemed...........................................   (11)     (192)    (44)     (875)     (7)      (77)
                                                             ---     -----     ---     -----      --      ----
Net increase (decrease) in capital shares outstanding.....    (1)    $ (21)    (32)    $(641)     16      $203
                                                             ===     =====     ===     =====      ==      ====

                                                              INTERNATIONAL      INTERMEDIATE       SHORT-TERM
                                                                  EQUITY             BOND              BOND
                                                               MILEAGE FUND      MILEAGE FUND      MILEAGE FUND
                                                             ----------------   ---------------   ---------------
                                                             SHARES   AMOUNT    SHARES   AMOUNT   SHARES   AMOUNT
                                                             ------   -------   ------   ------   ------   ------
Shares sold................................................    857    $12,380      9      $ 89      80      $757
Reinvestment of dividends..................................     49       762       1         5       6        57
Shares redeemed............................................   (911)   (13,375)    (7)      (70)    (10)      (95)
                                                              ----    -------     --      ----     ---      ----
Net increase (decrease) in capital shares outstanding......     (5)   $ (233)      3      $ 24      76      $719
                                                              ====    =======     ==      ====     ===      ====

Period Ended October 31, 2000

                                                                BALANCED       LARGE CAP VALUE    SMALL CAP VALUE
                                                              MILEAGE FUND       MILEAGE FUND      MILEAGE FUND
                                                            ----------------   ----------------   ---------------
                                                            SHARES   AMOUNT    SHARES   AMOUNT    SHARES   AMOUNT
                                                            ------   -------   ------   -------   ------   ------
Shares sold...............................................     9     $  138       11    $  200      64     $ 632
Reinvestment of dividends.................................     9        148       54       940     186        62
Shares redeemed...........................................   (67)    (1,087)    (158)   (2,923)    (69)     (621)
                                                             ---     -------    ----    -------    ---     -----
Net increase (decrease) in capital shares outstanding.....   (49)    $ (801)     (93)   $(1,783)   181     $  73
                                                             ===     =======    ====    =======    ===     =====

                                                               INTERNATIONAL      INTERMEDIATE       SHORT-TERM
                                                                  EQUITY              BOND              BOND
                                                               MILEAGE FUND       MILEAGE FUND      MILEAGE FUND
                                                             -----------------   ---------------   ---------------
                                                             SHARES    AMOUNT    SHARES   AMOUNT   SHARES   AMOUNT
                                                             ------   --------   ------   ------   ------   ------
Shares sold................................................  1,571    $ 30,565      2     $  16       2      $ 20
Reinvestment of dividends..................................     32         614      1         9       6        53
Shares redeemed............................................  (1,620)   (31,607)   (40)     (378)     (8)      (70)
                                                             ------   --------    ---     -----      --      ----
Net increase (decrease) in capital shares outstanding......    (17)   $   (428)   (37)    $(353)      -      $  3
                                                             ======   ========    ===     =====      ==      ====

4. SUBSEQUENT EVENTS

     On November 16, 2001 the Trustees unanimously approved an Agreement and Plan of Reorganization and Termination (the "Plan") between the American AAdvantage Balanced, Large Cap Value, Small Cap Value, International Equity, Intermediate Bond, Short-Term Bond and S&P 500 Index Mileage Funds (the "Mileage Funds") and its corresponding series of the American AAdvantage Funds (the "AAdvantage Funds"). For each Mileage Fund where the Plan is approved by shareholders, its corresponding AAdvantage Fund will acquire the assets and assume the liabilities of that Mileage Fund in exchange for that AAdvantage Funds' PlanAhead Class shares,
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE MILEAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

which that Mileage Fund will then distribute pro-rata to its shareholders in complete liquidation thereof. Under the Plan, each shareholder of a Mileage Fund would become the owner of AAdvantage Fund PlanAhead Class shares having a total net asset value equal to the shareholder's holdings in that Mileage Fund on the day the Reorganization is consummated. Each AAdvantage Fund has identical investment objectives and policies as its corresponding Mileage Fund.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED MILEAGE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                      YEAR ENDED
                                                                     OCTOBER 31,
                                                   ------------------------------------------------
                                                   2001(AB)   2000(D)    1999      1998      1997
                                                   --------   -------   -------   -------   -------
Net asset value, beginning of period.............  $ 17.39    $ 17.50   $ 18.08   $ 18.32   $ 16.01
                                                   -------    -------   -------   -------   -------
Income from investment operations:
    Net investment income(C).....................     0.53       0.69      0.64      0.57      0.58
    Net gains (losses) on securities (both
      realized and unrealized)(C)................     0.05       0.03     (0.60)     0.93      2.44
                                                   -------    -------   -------   -------   -------
Total income from investment operations..........     0.58       0.72      0.04      1.50      3.02
                                                   -------    -------   -------   -------   -------
Less distributions:
    Dividends from net investment income.........    (0.73)     (0.64)    (0.62)    (0.58)    (0.49)
    Distributions from net realized gains on
      securities.................................        -      (0.19)        -     (1.16)    (0.22)
                                                   -------    -------   -------   -------   -------
Total distributions..............................    (0.73)     (0.83)    (0.62)    (1.74)    (0.71)
                                                   -------    -------   -------   -------   -------
Net asset value, end of period...................  $ 17.24    $ 17.39   $ 17.50   $ 18.08   $ 18.32
                                                   =======    =======   =======   =======   =======
Total return.....................................    3.49%      4.55%     0.13%     8.74%    19.52%
                                                   =======    =======   =======   =======   =======
Ratios and supplemental data:
    Net assets, end of period (in thousands).....  $ 2,368    $ 2,410   $ 3,282   $ 3,808   $ 3,437
    Ratios to average net assets (annualized)(C):
         Expenses................................    1.24%      1.25%     0.99%     0.99%     0.99%
         Net investment income...................    2.89%      3.68%     3.16%     3.16%     3.45%
    Decrease reflected in above expense ratio due
      to absorption of expenses by the manager...    0.80%      0.43%     0.76%     0.75%     0.84%

---------------

(A) On September 7, 2001, AMR Investment Services, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the respective AMR Investment Services Portfolio.

(D) GSB Investment Management, Inc. was removed as an investment advisor to the Balanced Fund on March 1, 2000.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE MILEAGE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                             YEAR ENDED
                                                             OCTOBER 31,
                                          -------------------------------------------------
                                          2001(B)     2000(A)   1999(D)    1998      1997
                                          -------     -------   -------   -------   -------
Net asset value, beginning of period....  $19.23      $21.52    $23.43    $ 23.72   $ 19.35
                                          ------      ------    ------    -------   -------
Income from investment operations:
    Net investment income(C)............    0.25        0.49      0.39       0.45      0.31
    Net gains (losses) on securities
      (both realized and
      unrealized)(C)....................   (0.76)       0.10     (0.02)      0.92      4.87
                                          ------      ------    ------    -------   -------
Total income from investment
  operations............................   (0.51)       0.59      0.37       1.37      5.18
                                          ------      ------    ------    -------   -------
Less distributions:
    Dividends from net investment
      income............................   (0.45)      (0.43)    (0.39)     (0.39)    (0.34)
    Distributions from net realized
      gains on securities...............       -       (2.45)    (1.89)     (1.27)    (0.47)
                                          ------      ------    ------    -------   -------
Total distributions.....................   (0.45)      (2.88)    (2.28)     (1.66)    (0.81)
                                          ------      ------    ------    -------   -------
Net asset value, end of period..........  $18.27      $19.23    $21.52    $ 23.43   $ 23.72
                                          ======      ======    ======    =======   =======
Total return............................   (2.76)%     4.15%     1.32%      6.01%    27.60%
                                          ======      ======    ======    =======   =======
Ratios and supplemental data:
    Net assets, end of period (in
      thousands)........................  $4,708      $5,578    $8,242    $10,015   $12,513
    Ratios to average net assets
      (annualized)(C):
         Expenses.......................   1.25%       1.24%     0.99%      0.98%     0.99%
         Net investment income..........   1.21%       2.17%     1.53%      1.46%     1.78%
    Decrease reflected in above expense
      ratio due to absorption of
      expenses by the manager...........   0.73%       0.13%     0.30%      0.23%     0.32%

---------------

(A) GSB Investment Management, Inc. was removed as an investment adviser to the Large Cap Value Fund on March 1, 2000.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the respective AMR Investment Services Portfolio.

(D) Prior to March 1, 1999, the Large Cap Value Fund was known as the Growth and Income Fund.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE MILEAGE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                              YEAR ENDED          MARCH 1
                                             OCTOBER 31,            TO
                                          ------------------    OCTOBER 31,
                                          2001(B)     2000         1999
                                          -------    -------    -----------
Net asset value, beginning of period....  $ 10.42    $  9.95      $10.00
                                          -------    -------      ------
Income from investment operations:
    Net investment income (loss)(A).....     0.05      (0.10)       0.22
    Net gains (losses) on securities
      (both realized and
      unrealized)(A)....................     2.12       1.56       (0.27)
                                          -------    -------      ------
Total income from investment
  operations............................     2.17       1.46       (0.05)
                                          -------    -------      ------
Less distributions:
    Dividends from net investment
      income............................    (0.10)     (0.02)          -
    Distributions from net realized
      gains on securities...............    (0.40)     (0.97)          -
                                          -------    -------      ------
Total distributions.....................    (0.50)     (0.99)          -
                                          -------    -------      ------
Net asset value, end of period..........  $ 12.09    $ 10.42      $ 9.95
                                          =======    =======      ======
Total return............................   21.91%     16.38%       (0.50)%(C)
                                          =======    =======      ======
Ratios and supplemental data:
    Net assets, end of period (in
      thousands)........................  $   273    $    74      $   53
    Ratios to average net assets
      (annualized)(A):
         Expenses.......................    1.49%      1.47%       1.51%
         Net investment income..........    0.75%      1.38%       0.45%
    Decrease reflected in above expense
      ratio due to absorption of
      expenses by the Manager
      (annualized)......................    4.17%     30.80%       8.87%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the respective AMR Investment Services Portfolio.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Small Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C)  Not annualized.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY MILEAGE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                        YEAR ENDED
                                                                        OCTOBER 31,
                                                       ---------------------------------------------
                                                       2001(A)    2000    1999(C)    1998     1997
                                                       -------   ------   -------   ------   -------
Net asset value, beginning of period.................  $18.42    $20.17   $ 17.56   $17.67   $ 15.31
                                                       ------    ------   -------   ------   -------
Income from investment operations:
    Net investment income(B).........................    0.14      0.21      0.23     0.25      0.25
    Net gains (losses) on securities (both realized
      and unrealized)(B).............................   (2.76)     0.28      3.06     0.33      2.52
                                                       ------    ------   -------   ------   -------
Total income from investment operations..............   (2.62)     0.49      3.29     0.58      2.77
                                                       ------    ------   -------   ------   -------
Less distributions:
    Dividends from net investment income.............       -     (0.21)    (0.25)   (0.27)    (0.18)
    Distributions from net realized gains on
      securities.....................................   (2.85)    (2.03)    (0.43)   (0.42)    (0.23)
                                                       ------    ------   -------   ------   -------
Total distributions..................................   (2.85)    (2.24)    (0.68)   (0.69)    (0.41)
                                                       ------    ------   -------   ------   -------
Net asset value, end of period.......................  $12.95    $18.42   $ 20.17   $17.56   $ 17.67
                                                       ======    ======   =======   ======   =======
Total return.........................................  (16.89)%   1.84%    19.27%    3.49%    18.44%
                                                       ======    ======   =======   ======   =======
Ratios and supplemental data:
    Net assets, end of period (in thousands).........  $3,773    $5,452   $ 6,334   $5,356   $ 5,219
    Ratios to average net assets (annualized)(B):
         Expenses....................................   1.50%     1.41%     1.41%    1.47%     1.47%
         Net investment income.......................   0.79%     0.91%     1.23%    1.32%     1.61%
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager..........   0.87%     0.01%     0.08%    0.18%     0.21%

---------------

(A) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the respective AMR Investment Services Portfolio.

(C) Morgan Stanley Asset Management, Inc. was replaced by Lazard Asset Management and Independence Investment Associates on March 1, 1999.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND MILEAGE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                                                                  OCTOBER 31,             MARCH 2,
                                                           -------------------------   TO OCTOBER 31,
                                                            2001      2000     1999         1998
                                                           -------   ------   ------   --------------
Net asset value, beginning of period.....................  $  9.66   $ 9.72   $10.40      $  10.00
                                                           -------   ------   ------      --------
Income from investment operations:
    Net investment income(A).............................     0.51     0.62     0.53          0.38
    Net gains (losses) on securities (both realized and
      unrealized)(A).....................................     0.75    (0.06)   (0.67)         0.40
                                                           -------   ------   ------      --------
Total income from investment operations..................     1.26     0.56    (0.14)         0.78
                                                           -------   ------   ------      --------
Less distributions:
    Dividends from net investment income.................    (0.51)   (0.62)   (0.53)        (0.38)
    Distributions from net realized gains on
      securities.........................................        -        -    (0.01)            -
                                                           -------   ------   ------      --------
Total distributions......................................    (0.51)   (0.62)   (0.54)        (0.38)
                                                           -------   ------   ------      --------
Net asset value, end of period...........................  $ 10.41   $ 9.66   $ 9.72      $  10.40
                                                           =======   ======   ======      ========
Total return.............................................   13.38%    5.98%    (1.43)%       7.94%(B)
                                                           =======   ======   ======      ========
Ratios and supplemental data:
    Net assets, end of period (in thousands).............  $   176   $  141   $  501      $     58
    Ratios to average net assets (annualized)(A):
         Expenses........................................    0.89%    0.89%    0.88%         0.87%
         Net investment income...........................    5.15%    6.36%    5.48%         5.53%
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager
      (annualized).......................................    4.66%    2.35%    9.60%       116.08%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the respective AMR Investment Services Portfolio.

(B)  Not annualized.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND MILEAGE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                        YEAR ENDED
                                                                        OCTOBER 31,
                                                        -------------------------------------------
                                                         2001     2000     1999    1998(A)    1997
                                                        ------   ------   ------   -------   ------
Net asset value, beginning of period..................  $ 9.20   $ 9.29   $ 9.60   $ 9.60    $ 9.65
                                                        ------   ------   ------   ------    ------
Income from investment operations:
    Net investment income(B)..........................    0.54     0.58     0.55     0.60      0.61
    Net gains (losses) on securities (both realized
      and unrealized)(B)..............................    0.40    (0.09)   (0.31)      --     (0.05)
                                                        ------   ------   ------   ------    ------
Total income from investment operations...............    0.94     0.49     0.24     0.60      0.56
                                                        ------   ------   ------   ------    ------
Less distributions:
    Dividends from net investment income..............   (0.54)   (0.58)   (0.55)   (0.60)    (0.61)
    Distributions from net realized gains on
      securities......................................       -        -        -        -         -
                                                        ------   ------   ------   ------    ------
Total distributions...................................   (0.54)   (0.58)   (0.55)   (0.60)    (0.61)
                                                        ------   ------   ------   ------    ------
Net asset value, end of period........................  $ 9.60   $ 9.20   $ 9.29   $ 9.60    $ 9.60
                                                        ======   ======   ======   ======    ======
Total return..........................................  10.50%    5.46%    2.61%    6.45%     5.90%
                                                        ======   ======   ======   ======    ======
Ratios and supplemental data:
    Net assets, end of period (in thousands)..........  $1,623   $  860   $  866   $1,494    $1,226
    Ratios to average net assets (annualized)(B):
         Expenses.....................................   0.85%    0.85%    0.85%    0.85%     0.85%
         Net investment income........................   5.71%    6.29%    5.78%    6.24%     6.37%
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager...........   1.73%    1.73%    1.52%    1.89%     2.16%

---------------

(A) Prior to March 1, 1998, the American AAdvantage Short-Term Bond Mileage Fund was known as the American AAdvantage Limited-Term Income Mileage Fund.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the respective AMR Investment Services Portfolio.

--------------------------------------------------------------------------------

SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

     A special meeting of shareholders of the American AAdvantage Balanced Mileage Fund (the "Fund") was held on October 17, 2001. The following matters were voted on at the meeting:

     (1) Approved an amendment to the Management Agreement between the American AAdvantage Mileage Funds and AMR Investments ("AMR") to allow AMR to serve as an investment adviser for a portion of the fixed income assets of the Fund and to receive a fee for such service.

        FOR                AGAINST              ABSTAIN            NON-VOTING
        ---                -------              -------            ----------
    67,897.583            3,550.203              0.000             66,010.363

     (2) The shareholders of the Fund authorized the American AAdvantage Mileage Funds to vote at a special meeting of the Balanced Portfolio (the "Portfolio") of the AMR Investment Services Trust to approve an amendment to the Management Agreement between the AMR Investment Services Trust and AMR to allow AMR to serve as an investment adviser for a portion of the fixed income assets of the Portfolio and to receive a fee for such service.

        FOR                AGAINST              ABSTAIN            NON-VOTING
        ---                -------              -------            ----------
    67,897.583            3,550.203              0.000             66,010.363

DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

     Pursuant to provisions of the Internal Revenue Code, The Funds have designated the following amounts as long-term capital gain distributions for the fiscal year ended October 31, 2001:

                                                              LARGE CAP     SMALL CAP
                                                              VALUE FUND    VALUE FUND
                                                              ----------    ----------
MILEAGE CLASS:
    Amount of Distribution..................................  $52,723.92    $8,126.60
    Dividend Rate per Share.................................  $   0.2141    $  0.2930

     The International Equity Mileage Fund has elected to pass through the credit for taxes paid in foreign countries. The Fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
AMR Investment Services Balanced Portfolio
AMR Investment Services Large Cap Value Portfolio
AMR Investment Services Small Cap Value Portfolio
AMR Investment Services International Equity Portfolio
AMR Investment Services Intermediate Bond Portfolio
AMR Investment Services Short-Term Bond Portfolio

     We have audited the accompanying statements of assets and liabilities of the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio, the AMR Investment Services Intermediate Bond Portfolio and the AMR Investment Services Short-Term Bond Portfolio (collectively, "the Portfolios") (separate portfolios comprising the AMR Investment Services Trust), including the schedules of investments, as of October 31, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States generally accepted. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2001, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the AMR Investment Services Trust at October 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                               /s/ ERNST & YOUNG

Dallas, Texas
December 14, 2001

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 5.13%
U.S. TREASURY NOTES - 2.90%
5.75%, Due 11/15/2005..............   $   885     $    963
5.625%, Due 2/15/2006..............     3,500        3,805
4.625%, Due 5/15/2006..............     1,580        1,653
6.625%, Due 5/15/2007..............     3,540        4,042
6.125%, Due 8/15/2007..............     2,000        2,238
5.75%, Due 8/15/2010...............     3,805        4,226
5.00%, Due 2/15/2011...............     1,000        1,056
5.00%, Due 8/15/2011...............     2,130        2,254
                                                  --------
    TOTAL U.S. TREASURY NOTES......                 20,237
                                                  --------
U. S. TREASURY BONDS - 2.23%
7.25%, Due 5/15/2016...............     2,000        2,487
7.50%, Due 11/15/2016..............     1,725        2,197
8.125%, Due 8/15/2019..............     1,460        1,994
6.875%, Due 8/15/2025..............     1,500        1,864
5.25%, Due 2/15/2029...............       500          515
6.25%, Due 5/15/2030...............       985        1,174
5.375%, Due 2/15/2031..............     5,000        5,336
                                                  --------
    TOTAL U. S. TREASURY BONDS.....                 15,567
                                                  --------
    TOTAL U.S. TREASURY
      OBLIGATIONS..................                 35,804
                                                  --------
U.S. AGENCY OBLIGATIONS - 1.47%
Federal Home Loan Bank, 5.375%, Due
  5/15/2006........................     2,000        2,111
Federal National Mortgage
  Association, 6.00%, Due
  5/15/2008........................     3,500        3,810
Federal National Mortgage
  Association, 7.125%, Due
  6/15/2010........................     1,000        1,161
Federal National Mortgage
  Association, 6.25%,
  Due 2/1/2011.....................     2,000        2,164
Federal National Mortgage
  Association, 6.50%, Due
  10/1/2031........................       950          978
                                                  --------
    TOTAL U.S. AGENCY
      OBLIGATIONS..................                 10,224
                                                  --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 10.71%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.22%
6.25%, Due 7/15/2004...............     4,000        4,318
5.50%, Due 7/15/2006...............     1,225        1,303
5.85%, Due 1/22/2008...............     1,000        1,079
5.82%, Due 3/30/2009...............     1,000        1,075
7.00%, Due 3/15/2010...............     3,725        4,291
6.00%, Due 6/1/2016................     1,074        1,106
6.50%, Due 5/1/2029................     1,996        2,065

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
6.50%, Due 6/1/2029................   $   332     $    344
6.50%, Due 7/1/2029................     3,852        3,986
6.75%, Due 3/15/2031...............     2,525        2,919
                                                  --------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.........                 22,486
                                                  --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.56%
Pool # 253355, 7.50%, Due
  6/1/2003.........................     3,049        3,195
Pool # 323223, 6.50%, Due
  7/1/2013.........................     1,501        1,566
Pool # 323309, 6.00%, Due
  9/1/2013.........................     1,285        1,328
Pool # 323789, 6.00%, Due
  6/1/2014.........................     1,513        1,559
Pool # 253353, 7.50%, Due
  7/1/2015.........................     1,632        1,726
Pool # 578778, 6.00%, Due
  5/1/2016.........................     1,470        1,511
Pool # 254048, 6.50%, Due
  10/1/2016........................     1,000        1,040
Pool # 323908, 6.00%, Due
  9/1/2029.........................     1,609        1,632
Series 2000, 7.25%, Due
  5/15/2030........................     3,000        3,689
Pool # 190308, 7.50%, Due
  9/1/2030.........................     1,438        1,507
Pool # 549511, 6.00%, Due
  2/1/2031.........................     1,220        1,235
Pool # 573932, 6.00%, Due
  3/1/2031.........................     1,367        1,385
TBA, 7.00%.........................     3,330        3,471
                                                  --------
    TOTAL FEDERAL NATIONAL MORTGAGE
      ASSOCIATION..................                 24,844
                                                  --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.93%
Pool # 780030, 7.00%, Due
  6/15/2024........................     1,033        1,085
Pool # 780034, 7.00%, Due
  8/15/2024........................     2,589        2,719
Pool # 781200, 8.00%, Due
  12/15/2025.......................     1,406        1,507
Pool # 002754, 7.00%, Due
  5/15/2027........................     2,706        2,830
Pool # 780615, 6.50%, Due
  8/15/2027........................     2,501        2,588
Pool # 780651, 7.00%, Due
  10/15/2027.......................     1,736        1,815
Pool # 780680, 6.50%, Due
  11/15/2027.......................     2,123        2,202
Pool # 780936, 7.50%, Due
  12/15/2028.......................     1,795        1,893

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Pool # 781096, 6.50%, Due
  12/15/2028.......................   $ 1,030     $  1,065
Pool # 781024, 7.50%, Due
  2/15/2029........................     1,771        1,867
Pool # 002754, 6.50%, Due
  5/20/2029........................     1,583        1,629
Pool # 781236, 7.50%, Due
  9/15/2030........................     1,786        1,881
Pool # 544639, 7.50%, Due
  11/15/2030.......................     1,358        1,429
Pool # 550382, 7.00%, Due
  3/15/2031........................     2,792        2,915
                                                  --------
    TOTAL GOVERNMENT NATIONAL
      MORTGAGE ASSOCIATION.........                 27,425
                                                  --------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..................                 74,755
                                                  --------
ASSET-BACKED SECURITIES - 0.37%
LB Commercial Conduit Mortgage
  Trust, 6.21%, Due 10/15/2008.....     2,440        2,582
                                                  --------
    TOTAL ASSET-BACKED
      SECURITIES...................                  2,582
                                                  --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 0.31%
CountryWide, Incorporated, 5.50%,
  Due 8/1/2006.....................     2,135        2,184
                                                  --------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..................                  2,184
                                                  --------
CORPORATE BONDS - 19.87%
BANKS - 1.98%
Bank of America Corporation,
  7.75%, Due 8/15/2015.............     2,000        2,332
Capital One Master Trust,
  5.30%, Due 6/15/2009.............     2,000        2,084
Citigroup, Incorporated,
  7.25%, Due 10/1/2010.............     1,185        1,314
Inter-American Development Bank,
  5.375%, Due 11/18/2008...........     1,280        1,349
International Bank Reconstruction
  and Development,
  Zero Coupon, Due 2/15/2016.......     7,064        2,813
Key Bank,
  7.00%, Due 2/1/2011..............     3,000        3,209
US Bank, NA,
  5.70%, Due 12/15/2008............       700          717
                                                  --------
    TOTAL BANKS....................                 13,818
                                                  --------
FINANCE - 5.43%
Bank America Corporation,
  7.40%, Due 1/15/2011.............     1,300        1,432

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Boeing Capital Corporation MTN,
  6.35%, Due 11/15/2007............   $ 2,485     $  2,601
Citibank Credit Card Master Trust I
  1999-7 A,
  6.65%, Due 11/15/2006............     3,000        3,251
Citigroup, Incorporated,
  6.20%, Due 3/15/2009.............     1,300        1,372
Discover Card Master Trust I 1999-6
  A,
  6.85%, Due 7/17/2007.............     1,500        1,634
EOP Operating Limited Partnership,
  7.375%, Due 11/15/2003...........     1,820        1,932
Fleet Financial Group,
  Incorporated,
  6.70%, Due 7/15/2028.............     2,000        1,977
Ford Motor Credit Company,
  6.50%, Due 1/25/2007.............     3,830        3,818
General Motors Acceptance
  Corporation
  6.15%, Due 4/5/2007..............     1,000          991
  8.00%, Due 11/1/2031.............     1,180        1,190
Household Finance Corporation,
  6.50%, Due 11/15/2008............     2,485        2,618
International Lease Finance
  Corporation MTN,
  5.80%, Due 8/15/2007.............     1,525        1,524
John Hancock Financial Services,
  Incorporated,
  7.375%, Due 2/15/2024............     2,685        2,778
Liberty Mutual Corporation,
  7.875%, Due 10/15/2026, 144A
  (Note A).........................     1,500        1,338
NiSource Finance Corporation,
  7.50%, Due 11/15/2003............     1,650        1,769
  7.875%, Due 11/15/2010...........       775          869
PMI Group, Incorporated,
  6.75%, Due 11/15/2006............     2,200        2,358
PNC Funding Corporation,
  7.50%, Due 11/1/2009.............     1,255        1,388
Qwest Capital Funding,
  Incorporated,
  7.90%, Due 8/15/2010.............     1,000        1,066
Washington Mutual Finance
  Corporation,
  6.25%, Due 5/15/2006.............     1,300        1,372
  6.875%, Due 5/15/2011............       560          596
                                                  --------
    TOTAL FINANCE..................                 37,874
                                                  --------
INDUSTRIAL - 11.36%
Abitibi Consolidated, Incorporated,
  8.85%, Due 8/1/2030..............     3,000        3,021
Akzo Nobel, Incorporated,
  6.00%, Due 11/15/2003............     2,880        3,003
Alberta Energy, Limited,
  7.375%, Due 11/1/2031............       845          868
AOL Time Warner, Incorporated,
  6.75%, Due 4/15/2011.............     1,200        1,258

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Anheuser Busch Companies,
  Incorporated,
  6.50%, Due 1/1/2028..............   $   722     $    761
AT&T Wireless Services,
  Incorporated,
  8.75%, Due 3/1/2031..............     1,595        1,811
Atlantic Richfield Corporation,
  9.125%, Due 3/1/2011.............     1,425        1,771
Bellsouth Corporation,
  6.00%, Due 10/15/2011............       600          611
Bemis, Incorporated,
  6.70%, Due 7/1/2005..............     1,000        1,070
Cargill, Incorporated,
  6.25%, Due 5/1/2006, 144A (Note
  A)...............................     1,000        1,044
Coca Cola Enterprises,
  Incorporated,
  6.95%, Due 11/15/2026............     1,200        1,272
Computer Sciences Corporation,
  7.375%, Due 6/15/2011............     2,500        2,683
Conoco, Incorporated,
  6.95%, Due 4/15/2029.............     2,500        2,518
DaimlerChrysler North America,
  7.75%, Due 1/18/2011.............     1,000        1,037
Deere & Company,
  7.125%, Due 3/3/2031.............       500          528
Deere John Capital Corporation,
  5.125%, Due 10/19/2006...........     1,725        1,735
Deutsche Telekom International
  Finance Corporation,
  8.25%, Due 6/15/2031.............     3,000        3,324
Eastman Kodak Company MTN,
  6.375%, Due 6/15/2006............     1,725        1,701
E.I. DuPont de Nemours & Company,
  6.75%, Due 10/15/2002............     1,000        1,042
El Paso Energy,
  7.80%, Due 8/1/2031..............       835          862
Federated Department Stores,
  Incorporated,
  6.79%, Due 7/15/2027.............     1,600        1,699
FMC Corporation,
  7.125%, Due 11/25/2002...........     2,105        2,179
Ford Motor Company,
  7.45%, Due 7/16/2031.............     1,500        1,402
Hershey Foods Corporation,
  6.95%, Due 3/1/2007..............     1,000        1,099
International Paper Company,
  6.75%, Due 9/1/2011..............       665          683
Kellogg Corporation,
  6.60%, Due 4/1/2011..............     1,500        1,590
Kroger Company,
  7.00%, 5/1/2018..................     1,350        1,390

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Lockheed Martin Corporation,
  8.20%, Due 12/1/2009.............   $ 1,000     $  1,162
  8.50%, Due 12/1/2029.............     2,500        3,051
  7.20%, Due 5/1/2036..............     1,925        2,079
Lucent Technologies, Incorporated,
  6.45%, Due 3/15/2029.............     2,500        1,575
Masco Corporation,
  6.00%, Due 5/3/2004..............     1,150        1,197
Merck & Company, Incorporated,
  5.95%, Due 12/1/2028.............     3,540        3,494
Motorola, Incorporated,
  5.80%, Due 10/15/2008............     2,270        2,108
Norfolk Southern Corporation,
  7.05%, Due 5/1/2037..............     1,540        1,647
Philip Morris Companies,
  Incorporated,
  7.50%, Due 4/1/2004..............     1,000        1,081
Progress Energy, Incorporated,
  6.55%, Due 3/1/2004..............     1,015        1,073
  7.10%, Due 3/1/2011..............       990        1,068
RadioShack Corporation,
  7.375%, Due 5/15/2011............     1,840        1,910
Reed Elsevier Cap, Incorporated,
  6.125%, Due 8/1/2006.............       985        1,025
Rohm and Haas Company,
  7.85%, Due 7/15/2029.............     2,000        2,249
Royal Caribbean Cruises, Limited,
  7.00%, Due 10/15/2007............     2,000        1,495
Sara Lee Corporation,
  6.00%, Due 1/15/2008.............     1,200        1,239
Time Warner, Incorporated,
  6.85%, Due 1/15/2026.............     1,310        1,362
Tyson Foods, Incorporated,
  6.625%, Due 10/1/2004, 144A (Note
  A)...............................       885          915
Unilever Capital,
  7.125%, Due 11/1/2010............     2,000        2,245
Viacom, Incorporated,
  7.875%, Due 7/30/2030............     3,000        3,370
Williams Companies, Incorporated,
  7.75%, Due 6/15/2031.............     1,000        1,025
WorldCom, Incorporated,
  6.50%, Due 5/15/2004.............     1,000        1,038
                                                  --------
    TOTAL INDUSTRIAL...............                 79,370
                                                  --------
PHARMACEUTICAL - 0.23%
American Home Products Corporation,
  6.70%, Due 3/15/2011.............     1,500        1,609
                                                  --------
    TOTAL PHARMACEUTICAL...........                  1,609
                                                  --------
TRANSPORTATION - 0.43%
CNF Transportation, Incorporated,
  8.875%, Due 5/1/2010.............     1,850        1,941

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Union Pacific Corporation, 6.625%,
  Due 2/1/2008.....................   $ 1,000     $  1,058
                                                  --------
    TOTAL TRANSPORTATION...........                  2,999
                                                  --------
UTILITY - 0.44%
Dominion Resources, Incorporated,
  7.60%, Due 7/15/2003.............     1,000        1,062
Entergy Louisiana Incorporated,
  8.50%, Due 6/1/2003..............     1,850        1,979
                                                  --------
    TOTAL UTILITY..................                  3,041
                                                  --------
    TOTAL CORPORATE BONDS..........                138,711
                                                  --------

                                     SHARES
                                     -------
COMMON STOCK - 55.43%
CONSUMER DISCRETIONARY - 7.03%
AUTO COMPONENTS - 0.24%
Dana Corporation...................   40,300        433
TRW, Incorporated..................   35,900      1,213
                                               --------
    TOTAL AUTO COMPONENTS..........               1,646
                                               --------
AUTOMOBILES - 0.50%
Ford Motor Company.................  173,841      2,790
General Motors Corporation.........   16,246        671
                                               --------
    TOTAL AUTOMOBILES..............               3,461
                                               --------
HOTELS, RESTAURANTS & LEISURE - 1.18%
Carnival Corporation...............   13,800        301
Mandalay Resort Group+.............   68,800      1,135
P&O Princess Cruises, PLC..........   39,200        560
Park Place Entertainment
  Corporation+.....................   60,400        432
Tricon Global Restaurants+.........   45,200      2,287
Wendy's International,
  Incorporated.....................  134,600      3,540
                                               --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE......................               8,255
                                               --------
HOUSEHOLD DURABLES - 1.22%
Fortune Brands, Incorporated.......   92,500      3,409
Konnklijke Philips Electronics
  NV...............................  103,431      2,332
Newell Rubbermaid, Incorporated....  101,300      2,800
                                               --------
    TOTAL HOUSEHOLD DURABLES.......               8,541
                                               --------
LEISURE EQUIPMENT & PRODUCTS  - 0.66%
Eastman Kodak Company..............  179,700      4,595
                                               --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................               4,595
                                               --------
MEDIA - 0.30%
Fox Entertainment Group,
  Incorporated+....................   49,600      1,092
Interpublic Group Companies,
  Incorporated.....................   43,600        979
                                               --------
    TOTAL MEDIA....................               2,071
                                               --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
MULTILINE RETAIL - 2.51%
Costco Wholesale Corporation+......    23,600     $    893
Federated Department Stores,
  Incorporated+....................    99,800        3,192
K Mart Corporation+................   403,400        2,473
May Department Stores Company......   102,700        3,230
J.C. Penney Company, Incorporated..    62,000        1,347
Sears Roebuck & Company............   148,700        5,765
Target Corporation.................    18,600          579
                                                  --------
    TOTAL MULTILINE RETAIL.........                 17,479
                                                  --------
SPECIALTY RETAIL - 0.42%
Toys R Us, Incorporated+...........   152,500        2,898
                                                  --------
    TOTAL SPECIALTY RETAIL.........                  2,898
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 48,946
                                                  --------
CONSUMER STAPLES - 3.51%
FOOD PRODUCTS - 0.50%
Sara Lee Company...................   157,974        3,521
                                                  --------
    TOTAL FOOD PRODUCTS............                  3,521
                                                  --------
FOOD & DRUG RETAILING - 0.22%
Kraft Foods, Incorporated+.........    44,500        1,502
                                                  --------
    TOTAL FOOD & DRUG RETAILING....                  1,502
                                                  --------
HOUSEHOLD PRODUCTS - 0.06%
Proctor & Gamble Company...........     5,500          406
                                                  --------
    TOTAL HOUSEHOLD PRODUCTS.......                    406
                                                  --------
TOBACCO - 2.73%
Gallaher Group PLC, ADR............    97,400        2,610
Imperial Tobacco Group PLC.........   155,800        3,912
Philip Morris Companies,
  Incorporated.....................   267,100       12,500
                                                  --------
    TOTAL TOBACCO..................                 19,022
                                                  --------
    TOTAL CONSUMER
      STAPLES......................                 24,451
                                                  --------
ENERGY - 4.88%
ENERGY EQUIPMENT & SERVICES - 0.63%
Baker Hughes, Incorporated.........    62,900        2,254
Global Marine, Incorporated+.......    57,000          917
Tidewater, Incorporated............    39,900        1,206
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                  4,377
                                                  --------
OIL & GAS - 4.25%
BP Amoco, PLC......................    58,380        2,822
Chevron Texaco Corporation+........   242,814        2,605

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Conoco, Incorporated+..............   250,500     $  5,484
Devon Energy Corporation...........    37,100        1,421
Occidental Petroleum Corporation...   293,900        7,442
Phillips Petroleum Company.........    99,700        5,425
USX Marathon Group.................   105,000        2,897
Ultramar Diamond Shamrock..........    30,500        1,526
                                                  --------
    TOTAL OIL & GAS................                 29,622
                                                  --------
    TOTAL ENERGY...................                 33,999
                                                  --------
FINANCIALS - 13.40%
BANKS - 5.67%
Bank of America Corporation........   159,411        9,404
Bank One Corporation...............    61,100        2,028
FleetBoston Financial
  Corporation......................    81,000        2,662
J P Morgan Chase & Company.........   191,550        6,773
KeyCorp............................   158,800        3,376
PNC Financial Services Group,
  Incorporated.....................    23,778        1,305
UnionBanCal Corporation............    25,800          861
US Bancorp, Incorporated...........    92,260        1,640
Wachovia Corporation+..............    14,300            7
Wachovia Corporation-First Union...   191,100        5,465
Washington Mutual, Incorporated....   188,600        5,694
Wells Fargo & Company New..........    10,800          427
                                                  --------
    TOTAL BANKS....................                 39,642
                                                  --------
DIVERSIFIED FINANCIALS - 2.97%
American Express Company...........    64,300        1,893
Bear Stearns Companies,
  Incorporated.....................    58,100        3,137
CitiGroup, Incorporated............   166,042        7,558
Federal National Mortgage
  Association......................    24,100        1,951
Household International,
  Incorporated.....................    13,732          718
Morgan Stanley Dean Witter Discover
  & Company........................    54,400        2,661
Principal Financial Group+.........    22,300          502
USA Education, Incorporated........    28,100        2,292
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                 20,712
                                                  --------
INSURANCE - 4.76%
Ace Limited........................    73,100        2,577
Allmerica Financial Corporation....    11,200          437
Allstate Corporation...............   268,200        8,416
American International Group,
  Incorporated.....................         1            -
Aon Corporation....................    34,375        1,308
Hartford Financial Services Group,
  Incorporated.....................    19,800        1,069
Lincoln National Corporation.......    33,100        1,402
Metlife, Incorporated..............   214,680        5,775
MGIC Investments Corporation.......    95,500        4,941

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
St. Paul Companies, Incorporated...    68,300     $  3,135
XL Capital Limited.................    48,000        4,169
                                                  --------
    TOTAL INSURANCE................                 33,229
                                                  --------
    TOTAL FINANCIALS...............                 93,583
                                                  --------
HEALTH CARE - 2.94%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.29%
Bausch & Lomb, Incorporated........    22,500          732
Baxter International,
  Incorporated.....................    26,000        1,258
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  1,990
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 0.50%
Aetna, Incorporated+...............    68,800        1,902
Health Net, Incorporated+..........    70,700        1,552
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  3,454
                                                  --------
PHARMACEUTICALS - 2.15%
Abbott Laboratories................    31,400        1,664
Bristol-Myers Squibb Company.......    95,000        5,078
Johnson & Johnson..................    39,700        2,299
Merck & Company, Incorporated......    34,000        2,169
Pfizer, Incorporated...............    31,500        1,320
Watson Pharmaceuticals,
  Incorporated+....................    51,600        2,460
                                                  --------
    TOTAL PHARMACEUTICALS..........                 14,990
                                                  --------
    TOTAL HEALTH CARE..............                 20,434
                                                  --------
INDUSTRIALS - 6.47%
AEROSPACE & DEFENSE - 2.36%
Boeing Company.....................   161,200        5,255
Honeywell International,
  Incorporated.....................   107,500        3,177
Lockheed Martin Corporation........    37,600        1,834
Northrop Grumman Corporation.......    24,900        2,489
Raytheon Company...................    68,400        2,206
United Technologies Corporation....    28,400        1,530
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                 16,491
                                                  --------
AIR FREIGHT & COURIERS - 0.14%
CNF Transportation, Incorporated...    45,200          998
                                                  --------
    TOTAL AIR FREIGHT & COURIERS...                    998
                                                  --------
COMMERCIAL SERVICES & SUPPLIES - 1.25%
Cendant Corporation+...............   160,700        2,083
DeLuxe Corporation.................    40,500        1,417
Waste Management, Incorporated+....   212,679        5,211
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                  8,711
                                                  --------
ELECTRICAL EQUIPMENT - 0.76%
Cooper Industries, Incorporated....    32,700        1,265

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Emerson Electrical Company.........    82,800     $  4,059
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  5,324
                                                  --------
INDUSTRIAL CONGLOMERATES - 1.05%
ITT Industries, Incorporated.......    99,500        4,785
Tyco International Limited.........    51,401        2,526
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                  7,311
                                                  --------
MACHINERY - 0.24%
Caterpillar, Incorporated..........    38,100        1,704
                                                  --------
    TOTAL MACHINERY................                  1,704
                                                  --------
ROAD & RAIL - 0.67%
Burlington Northern,
  Incorporated.....................   117,000        3,144
CSX Corporation....................    45,900        1,547
                                                  --------
    TOTAL ROAD & RAIL..............                  4,691
                                                  --------
    TOTAL INDUSTRIALS..............                 45,230
                                                  --------
INFORMATION TECHNOLOGY - 3.39%
COMMUNICATIONS EQUIPMENT - 0.58%
ADC Telecommunications,
  Incorporated+....................   396,200        1,802
Corning, Incorporated..............   192,900        1,555
Tellabs, Incorporated+.............    49,000          669
                                                  --------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                  4,026
                                                  --------
COMPUTERS & PERIPHERALS  - 1.31%
Gateway, Incorporated+.............   381,200        2,154
Hewlett Packard Company............    58,100          978
International Business Machines
  Corporation......................    55,700        6,019
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                  9,151
                                                  --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.21%
Agilent Technologies,
  Incorporated+....................    64,800        1,443
                                                  --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS..................                  1,443
                                                  --------
IT CONSULTING & SERVICES - 0.12%
KPMG Consulting, Incorporated+.....    65,600          808
                                                  --------
    TOTAL IT CONSULTING &
      SERVICES.....................                    808
                                                  --------
OFFICE ELECTRONICS - 0.23%
Ikon Office Solutions,
  Incorporated.....................   164,700        1,596
                                                  --------
    TOTAL OFFICE ELECTRONICS.......                  1,596
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.19%
National Semiconductor
  Corporation+.....................    50,800     $  1,320
                                                  --------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS.....................                  1,320
                                                  --------
SOFTWARE - 0.75%
Adobe Systems, Incorporated........    31,900          825
Cadence Design Systems,
  Incorporated+....................    65,000        1,374
Computer Assoc. International,
  Incorporated.....................    97,400        3,012
                                                  --------
    TOTAL SOFTWARE.................                  5,211
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 23,555
                                                  --------
MATERIALS - 5.04%
CHEMICALS - 2.28%
Crompton Corporation...............   162,013        1,175
Dow Chemical Company...............    58,300        1,938
E.I. du Pont de Nemours &
  Company..........................    39,300        1,572
Hercules, Incorporated+............   150,400        1,137
Imperial Chemical Industries,
  PLC..............................   149,500        2,772
Lyondell Chemical Company..........   323,300        4,303
Millennium Chemicals,
  Incorporated.....................    90,271          860
PPG Industries, Incorporated.......    44,500        2,173
                                                  --------
    TOTAL CHEMICALS................                 15,930
                                                  --------
CONTAINERS & PACKAGING - 0.39%
Pactiv Corporation+................   114,600        1,857
Smurfit Stone Container
  Corporation+.....................    58,100          860
                                                  --------
    TOTAL CONTAINERS & PACKAGING...                  2,717
                                                  --------
METALS & MINING - 0.76%
Alcan Aluminum Limited.............    97,200        2,970
Alcoa, Incorporated................    72,896        2,352
                                                  --------
    TOTAL METALS & MINING..........                  5,322
                                                  --------
PAPER & FOREST PRODUCTS - 1.61%
Georgia-Pacific Corporation........     1,900           53
International Paper Company........    65,826        2,357
Plum Creek Timber Company,
  Incorporated+....................    74,747        2,065
Sappi Limited......................   245,000        2,337
UPM Kymmene Corporation............    79,100        2,535
Weyerhaeuser Company...............    37,800        1,887
                                                  --------
    TOTAL PAPER & FOREST
      PRODUCTS.....................                 11,234
                                                  --------
    TOTAL MATERIALS................                 35,203
                                                  --------
TELECOMMUNICATION SERVICES - 3.29%
DIVERSIFIED TELECOMMUNICATION - 3.09%
Alltel Corporation.................    32,900        1,880

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Bellsouth Corporation..............    46,200     $  1,709
SBC Communications, Incorporated...   120,948        4,609
Sprint Corporation.................   175,980        3,520
Verizon Communications,
  Incorporated.....................   151,936        7,568
WorldCom, Incorporated+............   170,500        2,293
                                                  --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION............                 21,579
                                                  --------
WIRELESS TELECOMMUNICATION - 0.20%
AT&T Wireless Services+............    97,942        1,414
                                                  --------
    TOTAL WIRELESS
      TELECOMMUNICATION............                  1,414
                                                  --------
    TOTAL TELECOMMUNICATION
      SERVICES.....................                 22,993
                                                  --------
UTILITIES - 5.48%
ELECTRIC UTILITIES - 4.70%
American Electric Power Company,
  Incorporated.....................   142,400        5,967
CMS Energy Corporation.............    32,800          706
CNH Global NV......................   149,800          797
DTE Energy Company.................    45,400        1,893
Edison International+..............    33,600          477
Entergy Corporation................   172,400        6,698
Northeast Utilities................   291,600        5,147
PG&E Corporation+..................   111,100        2,006
PPL Corporation....................    14,006          478
Reliant Energy, Incorporated.......   128,900        3,603
TXU Corporation....................   109,300        5,010
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                 32,782
                                                  --------
GAS UTILITIES - 0.38%
Equitable Resources,
  Incorporated.....................    49,400        1,626
Peoples Energy Corporation.........    27,000        1,034
                                                  --------
    TOTAL GAS UTILITIES............                  2,660
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
MULTI-UTILITIES - 0.40%
Scana Corporation..................    44,444     $  1,144
Williams Companies, Incorporated...    57,100        1,648
                                                  --------
    TOTAL MULTI-UTILITIES..........                  2,792
                                                  --------
    TOTAL UTILITIES................                 38,234
                                                  --------
    TOTAL COMMON STOCK.............                386,628
                                                  --------

                                       PAR
                                     AMOUNT
                                     -------
SHORT-TERM INVESTMENTS - 15.12%
UNITED STATES TREASURY BILLS - 0.65%
2.34%, Due 12/13/2001 (Note B).....  $ 4,540      4,527
                                               --------
    TOTAL UNITED STATES
      TREASURY BILLS...............               4,527
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 14.47%
American Select Cash Reserve
  Fund..........................  80,441,151     80,441
AMR Investments Enhanced Yield
  Business Trust................  20,494,430     20,495
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                100,936
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                105,463
                                               --------
TOTAL INVESTMENTS - 108.41%
  (COST $735,999)...............                756,351
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (8.41%)..............                (58,690)
                                               --------
TOTAL NET ASSETS - 100%.........               $697,661
                                               ========

---------------

Based on the cost of investments of $739,972 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $60,584, the aggregate gross unrealized depreciation was $44,205 and the net unrealized appreciation of investments was $16,379.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,297 or 0.47% of net assets.

(B) At October 31, 2001, security held as collateral for open futures contracts.

ABBREVIATIONS:
ADR - American Depositary Receipt
MTN - Medium-Term Note
TBA - To Be Announced
+ - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
COMMON STOCK - 96.79%
CONSUMER DISCRETIONARY - 11.61%
AUTO COMPONENTS - 0.26%
Dana Corporation................      72,000    $    774
TRW, Incorporated...............      28,700         970
                                                --------
    TOTAL AUTO COMPONENTS.......                   1,744
                                                --------
AUTOMOBILES - 0.82%
Ford Motor Company..............     282,024       4,526
General Motors Corporation......      25,509       1,054
                                                --------
    TOTAL AUTOMOBILES...........                   5,580
                                                --------
HOTELS, RESTAURANTS & LEISURE - 2.02%
Carnival Corporation............      24,100         525
Mandalay Resort Group+..........     115,000       1,898
P & O Princess Cruises PLC......      67,800         970
Park Place Entertainment
  Corporation+..................     105,300         754
Tricon Global Restaurants+......      78,500       3,971
Wendy's International,
  Incorporated..................     213,500       5,615
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE...................                  13,733
                                                --------
HOUSEHOLD DURABLES - 2.01%
Fortune Brands, Incorporated....     141,400       5,211
Konnklijke Philips Electronics
  NV............................     130,666       2,947
Matsushita Electric Industrial
  Company Limited ADR...........     115,000       1,371
Newell Rubbermaid,
  Incorporated..................     148,600       4,107
                                                --------
    TOTAL HOUSEHOLD DURABLES....                  13,636
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 1.05%
Eastman Kodak Company...........     278,200       7,114
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS..................                   7,114
                                                --------
MEDIA - 0.66%
Clear Channel Communication+....      21,000         801
Fox Entertainment Group,
  Incorporated+.................      87,300       1,921
Interpublic Group Companies,
  Incorporated..................      79,000       1,774
                                                --------
    TOTAL MEDIA.................                   4,496
                                                --------
MULTILINE RETAIL - 4.16%
Costco Wholesale Corporation+...      41,500       1,570
Federated Department Stores,
  Incorporated+.................     142,000       4,543
K Mart Corporation+.............     593,500       3,638
May Department Stores Company...     172,100       5,413
J.C. Penney Company,
  Incorporated..................     150,900       3,278
Sears Roebuck & Company.........     228,900       8,874
Target Corporation..............      30,600         953
                                                --------
    TOTAL MULTILINE RETAIL......                  28,269
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SPECIALTY RETAIL - 0.63%
Toys R Us, Incorporated+........     224,900    $  4,273
                                                --------
    TOTAL SPECIALTY RETAIL......                   4,273
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY.............                  78,845
                                                --------
CONSUMER STAPLES - 6.30%
FOOD & DRUG RETAILING - 0.72%
Kraft Foods, Incorporated+......      65,000       2,194
Kroger Company+.................     110,000       2,691
                                                --------
    TOTAL FOOD & DRUG
      RETAILING.................                   4,885
                                                --------
FOOD PRODUCTS - 0.80%
Sara Lee Company................     244,728       5,455
                                                --------
    TOTAL FOOD PRODUCTS.........                   5,455
                                                --------
HOUSEHOLD PRODUCTS - 0.10%
Proctor & Gamble Company........       9,600         708
                                                --------
    TOTAL HOUSEHOLD PRODUCTS....                     708
                                                --------
PERSONAL PRODUCTS - 0.33%
Gillette Company................      72,000       2,238
                                                --------
    TOTAL PERSONAL PRODUCTS.....                   2,238
                                                --------
TOBACCO - 4.35%
Gallaher Group PLC, ADR.........     187,200       5,017
Imperial Tobacco Group PLC......     230,300       5,783
Philip Morris Companies,
  Incorporated..................     400,000      18,720
                                                --------
    TOTAL TOBACCO...............                  29,520
                                                --------
    TOTAL CONSUMER STAPLES......                  42,806
                                                --------
ENERGY - 8.30%
ENERGY EQUIPMENT & SERVICES - 1.40%
Baker Hughes, Incorporated......      94,500       3,386
Global Marine, Incorporated+....     138,100       2,223
Halliburton Company.............      89,000       2,197
Tidewater, Incorporated.........      55,200       1,668
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES..................                   9,474
                                                --------
OIL & GAS - 6.90%
BP Amoco, PLC...................      88,336       4,270
Chevron Texaco Corporation+.....      57,981       5,134
Conoco, Incorporated+...........     382,500       9,830
Devon Energy Corporation........      48,800       1,869
Occidental Petroleum
  Corporation...................     441,600      11,181
Phillips Petroleum Company......     138,600       7,541
Ultramar Diamond Shamrock.......      52,500       2,628
USX Marathon Group..............     160,000       4,414
                                                --------
    TOTAL OIL & GAS.............                  46,867
                                                --------
    TOTAL ENERGY................                  56,341
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
FINANCIALS - 23.16%
BANKS - 10.10%
Bank of America Corporation.....     233,303    $ 13,763
Bank One Corporation............     123,000       4,082
FleetBoston Financial
  Corporation...................     216,200       7,104
J P Morgan Chase & Company......     286,642      10,136
KeyCorp.........................     228,800       4,864
Mitsubishi Tokyo Financial
  Group, Incorporated...........     187,000       1,401
PNC Financial Services Group,
  Incorporated..................      64,527       3,543
U.S. Bancorp....................     118,060       2,099
UnionBanCal Corporation.........      47,600       1,589
Wachovia Corporation............     255,700       7,313
Washington Mutual,
  Incorporated..................     324,950       9,810
Wells Fargo & Company...........      72,400       2,860
                                                --------
    TOTAL BANKS.................                  68,564
                                                --------
DIVERSIFIED FINANCIALS - 4.70%
American Express Company........      80,800       2,378
Bear Stearns Companies,
  Incorporated..................      85,200       4,601
CitiGroup, Incorporated.........     239,938      10,922
Federal National Mortgage
  Association...................      31,700       2,566
Household International,
  Incorporated..................      23,163       1,211
Ing Groep N.V. .................      39,000         970
Morgan Stanley Dean Witter
  Discover & Company............      72,800       3,561
Principal Financial Group+......      36,600         824
USA Education, Incorporated.....      60,100       4,902
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS................                  31,935
                                                --------
INSURANCE - 8.36%
Ace Limited.....................      93,800       3,306
Allmerica Financial
  Corporation...................      20,300         792
Allstate Corporation............     443,928      13,930
American International Group,
  Incorporated..................           1           -
Aon Corporation.................      50,700       1,929
Chubb Corporation...............      34,000       2,322
Cincinnati Financial
  Corporation...................      63,000       2,344
Hartford Financial Services
  Group, Incorporated...........      34,800       1,879
Lincoln National Corporation....      55,600       2,355
Metlife, Incorporated...........     352,400       9,480
MGIC Investments Corporation....     138,000       7,140
St. Paul Companies,
  Incorporated..................     112,100       5,145
XL Capital Limited..............      70,800       6,150
                                                --------
    TOTAL INSURANCE.............                  56,772
                                                --------
    TOTAL FINANCIALS............                 157,271
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
HEALTH CARE - 5.46%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.32%
Baxter International,
  Incorporated..................      45,300    $  2,191
                                                --------
    TOTAL HEALTH CARE EQUIPMENT
      & SUPPLIES................                   2,191
                                                --------
HEALTH CARE PROVIDERS & SERVICES - 1.11%
Aetna, Incorporated+............     118,000       3,262
Health Net, Incorporated+.......     122,900       2,698
Trigon Healthcare,
  Incorporated+.................      26,000       1,596
                                                --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES................                   7,556
                                                --------
PHARMACEUTICALS - 4.03%
Abbott Laboratories.............      40,300       2,135
Astrazeneca PLC.................      51,000       2,301
Bausch & Lomb, Incorporated.....      39,000       1,270
Bristol-Myers Squibb Company....     179,800       9,610
Johnson & Johnson...............      55,700       3,226
Merck & Company, Incorporated...      42,300       2,699
Pfizer, Incorporated............      54,700       2,292
Watson Pharmaceuticals,
  Incorporated+.................      80,800       3,853
                                                --------
    TOTAL PHARMACEUTICALS.......                  27,386
                                                --------
    TOTAL HEALTH CARE...........                  37,133
                                                --------
INDUSTRIALS - 11.66%
AEROSPACE & DEFENSE - 4.11%
Boeing Company..................     228,400       7,446
Honeywell International,
  Incorporated..................     205,300       6,067
Lockheed Martin Corporation.....      51,000       2,487
Northrop Grumman Corporation....      46,300       4,628
Raytheon Company................     166,500       5,370
United Technologies
  Corporation...................      36,100       1,945
                                                --------
    TOTAL AEROSPACE & DEFENSE...                  27,943
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 1.96%
Cendant Corporation+............     213,200       2,763
DeLuxe Corporation..............      59,100       2,069
Waste Management,
  Incorporated+.................     346,395       8,487
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES..................                  13,319
                                                --------
ELECTRICAL EQUIPMENT - 1.50%
Cooper Industries,
  Incorporated..................      42,900       1,660
Emerson Electrical Company......     134,000       6,569
Molex, Incorporated.............      79,000       1,963
                                                --------
    TOTAL ELECTRICAL
      EQUIPMENT.................                  10,192
                                                --------
INDUSTRIAL CONGLOMERATES - 2.57%
ITT Industries, Incorporated....     182,400       8,772

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Minnesota Mining & Manufacturing
  Company.......................      22,000    $  2,296
Tyco International, Limited.....     129,500       6,364
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.............                  17,432
                                                --------
MACHINERY - 0.32%
Caterpillar, Incorporated.......      48,900       2,187
                                                --------
    TOTAL MACHINERY.............                   2,187
                                                --------
ROAD & RAIL - 1.20%
Burlington Northern,
  Incorporated..................     184,600       4,960
CNF Transportation,
  Incorporated..................      56,700       1,253
CSX Corporation.................      57,900       1,951
                                                --------
    TOTAL ROAD & RAIL...........                   8,164
                                                --------
    TOTAL INDUSTRIALS...........                  79,237
                                                --------
INFORMATION TECHNOLOGY - 6.76%
COMMUNICATIONS EQUIPMENT - 1.43%
ADC Telecommunications,
  Incorporated+.................     688,700       3,134
Alcatel Alsthom.................      92,000       1,374
Corning, Incorporated...........     242,700       1,956
Motorola, Incorporated..........     128,000       2,095
Tellabs, Incorporated+..........      85,300       1,164
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT.................                   9,723
                                                --------
COMPUTERS & PERIPHERALS - 2.67%
Gateway, Incorporated+..........     627,300       3,544
Hewlett Packard Company.........      76,000       1,279
International Business Machines
  Corporation...................     106,500      11,509
NCR Corporation+................      51,000       1,808
                                                --------
    TOTAL COMPUTERS &
      PERIPHERALS...............                  18,140
                                                --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.28%
Agilent Technologies,
  Incorporated+.................      85,300       1,900
                                                --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS...............                   1,900
                                                --------
IT CONSULTING & SERVICES - 0.15%
KPMG Consulting,
  Incorporated+.................      82,700       1,019
                                                --------
    TOTAL IT CONSULTING &
      SERVICES..................                   1,019
                                                --------
OFFICE ELECTRONICS - 0.51%
Ikon Office Solutions,
  Incorporated..................     277,600       2,690
Xerox Corporation...............     109,000         763
                                                --------
    TOTAL OFFICE ELECTRONICS....                   3,453
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.32%
National Semiconductor
  Corporation+..................      84,600    $  2,198
                                                --------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS......                   2,198
                                                --------
SOFTWARE - 1.40%
Adobe Systems, Incorporated.....      76,300       1,993
Cadence Design Systems,
  Incorporated+.................     111,000       2,346
Computer Associates
  International, Incorporated...     168,200       5,201
                                                --------
    TOTAL SOFTWARE..............                   9,540
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY................                  45,973
                                                --------
MATERIALS - 8.38%
CHEMICALS - 3.77%
Crompton Corporation............     255,808       1,855
Cytec Industries,
  Incorporated+.................      52,000       1,244
Dow Chemical Company............     163,200       5,426
E.I. du Pont de Nemours &
  Company.......................      50,400       2,015
Hercules, Incorporated+.........     198,400       1,500
IMC Global, Incorporated........     123,000       1,322
Imperial Chemical Industries,
  PLC...........................     188,900       3,502
Lyondell Chemical Company.......     346,800       4,616
Millennium Chemicals,
  Incorporated..................     142,800       1,361
PPG Industries, Incorporated....      56,000       2,734
                                                --------
    TOTAL CHEMICALS.............                  25,575
                                                --------
CONTAINERS & PACKAGING - 0.63%
Pactiv Corporation+.............     195,600       3,169
Smurfit Stone Container
  Corporation+..................      74,700       1,106
                                                --------
    TOTAL CONTAINERS &
      PACKAGING.................                   4,275
                                                --------
METALS & MINING - 1.38%
Alcan Aluminum Limited..........     130,900       3,999
Alcoa, Incorporated.............     124,468       4,017
Pohang Iron & Steel Limited.....      81,000       1,389
                                                --------
    TOTAL METALS & MINING.......                   9,405
                                                --------
PAPER & FOREST PRODUCTS - 2.60%
International Paper Company.....     108,482       3,884
Plum Creek Timber Company,
  Incorporated+.................     131,143       3,623
Sappi Limited...................     402,000       3,835
UPM Kymmene Corporation.........     104,500       3,349
Weyerhaeuser Company............      58,800       2,935
                                                --------
    TOTAL PAPER & FOREST
      PRODUCTS..................                  17,626
                                                --------
    TOTAL MATERIALS.............                  56,881
                                                --------
TELECOMMUNICATION SERVICES - 5.72%
DIVERSIFIED TELECOMMUNICATION - 5.37%
Alltel Corporation..............      58,000       3,314
Bellsouth Corporation...........      59,000       2,183

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SBC Communications,
  Incorporated..................     242,922    $  9,258
Sprint Corporation..............     261,960       5,239
Telefonica SA+..................      51,367       1,822
Verizon Communications,
  Incorporated..................     235,832      11,747
WorldCom, Incorporated+.........     218,700       2,942
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION.........                  36,505
                                                --------
WIRELESS TELECOMMUNICATION - 0.35%
AT&T Wireless Service,
  Incorporated+.................     166,641       2,406
                                                --------
    TOTAL WIRELESS
      TELECOMMUNICATION.........                   2,406
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES..................                  38,911
                                                --------
UTILITIES - 9.44%
ELECTRIC UTILITIES - 8.00%
American Electric Power Company,
  Incorporated..................     236,800       9,922
CMS Energy Corporation..........      58,300       1,254
CNH Global NV...................     241,430       1,284
DTE Energy Company..............     146,100       6,091
Edison International+...........      48,800         693
Entergy Corporation.............     241,400       9,378
Northeast Utilities.............     412,000       7,272
PG&E Corporation+...............     152,900       2,761
Potomac Electric Power
  Company.......................      63,400       1,357
PPL Corporation.................      24,047         821
Reliant Energy, Incorporated....     198,100       5,537
TXU Corporation.................     173,000       7,930
                                                --------
    TOTAL ELECTRIC UTILITIES....                  54,300
                                                --------
GAS UTILITIES - 0.61%
Equitable Resources,
  Incorporated..................      67,000       2,205

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Peoples Energy Corporation......      50,400    $  1,930
                                                --------
    TOTAL GAS UTILITIES.........                   4,135
                                                --------
MULTI-UTILITIES - 0.83%
Enron Corporation...............      95,200       1,323
Scana Corporation...............      79,202       2,039
Williams Companies,
  Incorporated..................      78,600       2,269
                                                --------
    TOTAL MULTI-UTILITIES.......                   5,631
                                                --------
    TOTAL UTILITIES.............                  64,066
                                                --------
    TOTAL COMMON STOCK..........                 657,464
                                                --------

                                       PAR
                                     AMOUNT
                                     -------
SHORT-TERM INVESTMENTS - 8.08%
U.S. TREASURY BILLS - 0.43%
5.80%, Due 12/13/2001 (Note A).....  $ 2,925      2,916
                                               --------
    TOTAL U.S. TREASURY BILLS......               2,916
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 7.65%
American Select Cash Reserve
  Fund..........................  38,185,525     38,186
AMR Investments Enhanced Yield
  Business Trust................  13,774,136     13,774
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 51,960
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 54,876
                                               --------
TOTAL INVESTMENTS - 104.87%
  (COST $723,299)...............                712,340
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (4.87%)..............                (33,165)
                                               --------
TOTAL NET ASSETS - 100%.........               $679,175
                                               ========

---------------

Based on the cost of investments of $734,789 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $66,525, the aggregate gross unrealized depreciation was $88,974, and the net unrealized depreciation of investments was $22,449.

(A) At October 31, 2001, security held as collateral for open futures contracts.

ABBREVIATIONS:

ADR - American Depositary Receipt
+ - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
COMMON STOCK - 88.25%
CONSUMER DISCRETIONARY - 23.72%
AUTO COMPONENTS - 2.45%
Arvinmeritor, Incorporated.........    35,500     $    533
Bandag, Incorporated...............     3,600           83
Borg-Warner Automotive,
  Incorporated.....................    15,000          641
Cooper Tire & Rubber Company.......    43,300          572
Hawk Corporation+..................    40,700          132
Lear Corporation+..................    43,400        1,332
Tower Automotive, Incorporated+....    26,700          163
                                                  --------
    TOTAL AUTO COMPONENTS..........                  3,456
                                                  --------
AUTOMOBILES - 0.16%
Thor Industries, Incorporated......     6,600          231
                                                  --------
    TOTAL AUTOMOBILES..............                    231
                                                  --------
DISTRIBUTORS - 0.08%
Brightpoint, Incorporated+.........    32,000          118
                                                  --------
    TOTAL DISTRIBUTORS.............                    118
                                                  --------
HOTELS RESTAURANTS & LEISURE - 4.20%
American Coin Merchandising+.......    96,900          759
Bally Total Fitness Holdings
  Corporation+.....................    21,300          393
Boyd Gaming Corporation+...........    16,300           70
Churchill Downs, Incorporated......     6,600          169
IHOP Corporation+..................    24,600          629
Isle of Capri Casinos,
  Incorporated+....................   112,100        1,017
Mandalay Resort Group+.............   138,600        2,287
Prime Hospitality Corporation+.....    32,800          301
Ryan's Family Steak Houses,
  Incorporated+....................    17,100          308
                                                  --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE......................                  5,933
                                                  --------
HOUSEHOLD DURABLES - 7.35%
American Greetings Corporation.....    46,700          655
Centex Corporation.................    20,800          796
D.R. Horton, Incorporated..........    16,136          361
Furniture Brands International,
  Incorporated+....................     3,600           86
KB Home............................    26,200          774
Lennar Corporation.................    19,000          689
Libbey, Incorporated...............       400           13
M.D.C. Holdings, Incorporated......    57,310        1,528
M/I Schottenstein Homes,
  Incorporated.....................    43,300        1,600
Mohawk Industries, Incorporated+...     8,000          346
Oneida Limited.....................     1,900           24
Pulte Corporation..................    11,159          363
Ryland Group, Incorporated.........     4,400          235
Standard Pacific Corporation.......     9,800          179
Topps, Incorporated+...............   266,200        2,728
                                                  --------
    TOTAL HOUSEHOLD DURABLES.......                 10,377
                                                  --------
INTERNET & CATALOG RETAIL - 0.64%
PC Connection, Incorporated+.......     4,400           50

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Stamps.com, Incorporated+..........   280,100     $    849
                                                  --------
    TOTAL INTERNET & CATALOG
      RETAIL.......................                    899
                                                  --------
LEISURE EQUIPMENT & PRODUCTS - 0.87%
Brunswick Corporation..............    64,400        1,152
Sturm Ruger & Company,
  Incorporated.....................     5,000           59
                                                  --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................                  1,211
                                                  --------
MEDIA - 0.39%
World Wrestling Federation
  Entertainment, Incorporated+.....    48,800          550
                                                  --------
    TOTAL MEDIA....................                    550
                                                  --------
MULTILINE RETAIL - 0.96%
Big Lots, Incorporated+............    32,900          240
Nieman Marcus Group+...............    24,600          656
Saks, Incorporated+................    21,200          144
ShopKo Stores, Incorporated+.......     8,500           74
Stein Mart, Incorporated+..........    30,300          241
                                                  --------
    TOTAL MULTILINE RETAIL.........                  1,355
                                                  --------
SPECIALTY RETAIL - 4.86%
Buckle, Incorporated+..............    15,100          274
Burlington Coat Factory Warehouse..    32,600          487
Cato Corporation...................    10,300          175
Charming Shoppes, Incorporated+....    11,100           53
Footstar, Incorporated+............    10,250          342
Genesco, Incorporated+.............    47,100          860
Handleman Company+.................    16,100          198
Hughes Supply, Incorporated........    13,000          307
Payless Shoesource,
  Incorporated+....................    25,900        1,369
Pier 1 Imports, Incorporated.......     8,300           91
United Rentals, Incorporated+......    34,400          628
Trans World Entertainment
  Corporation+.....................    31,000          259
Wilsons Leather Experts,
  Incorporated+....................     5,400           65
Zale Corporation+..................    61,100        1,749
                                                  --------
    TOTAL SPECIALTY RETAIL.........                  6,857
                                                  --------
TEXTILES & APPAREL - 1.76%
New Brown Shoe, Incorporated.......     4,300           47
Kellwood Company...................    16,700          325
Liz Claiborne, Incorporated........    10,500          478
Nautica Enterprises,
  Incorporated+....................    24,300          295
Phillips Van Heusen Corporation....    20,300          173
Quiksilver, Incorporated+..........    80,600        1,062
Timberland Company+................     1,300           42
Whitehall Jewellers,
  Incorporated+....................     8,000           66
                                                  --------
    TOTAL TEXTILES & APPAREL.......                  2,488
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 33,475
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 1.59%
FOOD PRODUCTS - 1.03%
Interstate Bakeries Corporation....    13,600     $    321
Lance, Incorporated................    29,700          396
Pilgrims Pride Corporation.........     5,400           67
RalCorp Holdings, Incorporated+....    24,000          468
Tyson Foods, Incorporated+.........    19,993          196
                                                  --------
    TOTAL FOOD PRODUCTS............                  1,448
                                                  --------
PERSONAL PRODUCTS - 0.15%
Nu Skin Enterprises,
  Incorporated.....................    29,200          217
                                                  --------
    TOTAL PERSONAL PRODUCTS........                    217
                                                  --------
TOBACCO - 0.41%
Schweitzer Mauduit International,
  Incorporated.....................     4,100           98
Universal Corporation..............    15,000          485
                                                  --------
    TOTAL TOBACCO..................                    583
                                                  --------
    TOTAL CONSUMER STAPLES.........                  2,248
                                                  --------
ENERGY - 4.44%
ENERGY EQUIPMENT & SERVICES - 1.98%
Great Plains Energy,
  Incorporated+....................    40,200          959
Helmerich and Payne, Incorporated..    37,200        1,128
Maverick Tube Corporation+.........     9,500          115
Patterson-UTI Energy,
  Incorporated+....................    20,400          368
Pride International,
  Incorporated+....................    17,500          225
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                  2,795
                                                  --------
OIL & GAS  - 2.46%
Berry Petroleum Company............    16,200          283
Chesapeake Energy Corporation+.....    17,800          129
Forest Oil Corporation+............    35,300          967
Meridian Resource Corporation+.....    27,700          118
Pogo Producing Corporation.........    15,900          434
Prize Energy Corporation+..........     1,200           21
Pure Resources, Incorporated+......     1,600           28
Seitel, Incorporated+..............     2,300           31
Stone Energy Corporation+..........     7,000          277
Tesoro Petroleum Corporation+......    23,000          304
Unit Corporation+..................     6,500           71
Vintage Petroleum, Incorporated....    46,400          812
                                                  --------
    TOTAL OIL & GAS................                  3,475
                                                  --------
    TOTAL ENERGY...................                  6,270
                                                  --------
FINANCIALS - 15.60%
BANKS  - 3.98%
Berkshire Hill Bancorp,
  Incorporated.....................    26,642          506
Citizens Banking Corporation of
  Michigan.........................     8,500          258
Colonial Bancgroup, Incorporated...    29,500          372

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Corus Bankshares, Incorporated.....     5,200     $    218
Evertrust Financial Group,
  Incorporated.....................    31,500          477
First Citizens Bancshares,
  Incorporated.....................     4,400          414
1st Source Corporation.............     8,150          170
GBC Bancorp California.............     6,400          178
Klamath First Bancorp,
  Incorporated.....................    33,100          429
MAF Bancorp, Incorporated..........     5,400          151
MutualFirst Financial,
  Incorporated.....................    45,200          678
PFF Bancorp, Incorporated..........     7,800          195
Provident Financial Group,
  Incorporated.....................     1,400           30
Silicon Valley Bancshares+.........    21,600          506
The Trust Company of New Jersey....    10,800          265
UTD Community Financial............    60,400          417
Webster Financial Corporation of
  Waterbury........................    10,200          309
Westcorp, Incorporated.............     2,500           45
                                                  --------
    TOTAL BANKS....................                  5,618
                                                  --------
DIVERSIFIED FINANCIALS - 1.05%
FBL Financial Group, Incorporated..     1,100           19
First American Corporation+........    20,200          336
Metris Cos, Incorporated...........    19,000          308
NCO Group, Incorporated+...........     6,900          113
Port Financial Corporation.........    11,300          288
Raymond James Financial,
  Incorporated.....................    10,800          316
WFS Financial, Incorporated+.......     5,272          107
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                  1,487
                                                  --------
INSURANCE - 4.86%
American Financial Group,
  Incorporated.....................     2,200           49
American Physicians CAP,
  Incorporated+....................     1,900           44
AmerUs Group Company...............    28,700          869
Commerce Group, Incorporated.......    24,800          904
Delphi Financial Group,
  Incorporated.....................    14,872          452
Fidelity National Financial,
  Incorporated.....................    47,300        1,088
Horace Mann Educators Corporation..    20,100          381
IPC Holdings Limited+..............    29,800          807
Landamerica Financial Group,
  Incorporated.....................    13,500          354
Mony Group, Incorporated...........    23,300          703
National Western Life Insurance
  Company+.........................       900           92
Protective Life Corporation........    36,900        1,016

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
State Auto Financial Corporation...     7,400     $    104
                                                  --------
    TOTAL INSURANCE................                  6,863
                                                  --------
REAL ESTATE - 5.71%
Arden Realty, Incorporated.........    15,400          379
AMB Property Corporation...........    60,300        1,466
Camden Property Trust..............    14,200          494
Felcor Lodging Trust,
  Incorporated.....................    36,200          503
Hospitality Properties Trust.......    13,130          326
Interpool, Incorporated............    11,600          140
Jones Lang Lasalle,
  Incorporated+....................    44,900          671
La Quinta Properties,
  Incorporated+....................    21,900          117
Post Properties, Incorporated......    29,820        1,013
Shurgard Storage Centers,
  Incorporated.....................     6,000          180
Storage USA, Incorporated..........     4,700          189
Trammell Crow Company+.............   128,100        1,257
Ventas, Incorporated...............    93,400        1,163
Winston Hotels, Incorporated.......    21,450          151
                                                  --------
    TOTAL REAL ESTATE..............                  8,049
                                                  --------
    TOTAL FINANCIALS...............                 22,017
                                                  --------
HEALTH CARE - 4.58%
BIOTECHNOLOGY - 0.98%
Medarex, Incorporated+.............    67,300        1,386
                                                  --------
    TOTAL BIOTECHNOLOGY............                  1,386
                                                  --------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.49%
Bausch & Lomb, Incorporated........     5,700          186
Discovery Partners International,
  Incorporated+....................   178,500          735
Ocular Sciences, Incorporated+.....       700           16
Thoratec Corporation+..............    60,022        1,170
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  2,107
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 1.82%
Health Net, Incorporated+..........    67,720        1,486
Pacificare Health Systems+.........    24,800          411
Stewart Enterprises,
  Incorporated+....................    32,800          199
US Oncology, Incorporated+.........    91,101          478
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  2,574
                                                  --------
PHARMACEUTICALS - 0.29%
3 Dimensional Pharmaceutical+......    46,600          400
                                                  --------
    TOTAL PHARMACEUTICALS..........                    400
                                                  --------
    TOTAL HEALTH CARE..............                  6,467
                                                  --------
INDUSTRIALS - 15.41%
AEROSPACE & DEFENSE - 0.36%
GenCorp, Incorporated..............    14,800          176
Kaman Corporation..................    18,500          250
Triumph Group, Incorporated+.......     3,400           87
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                    513
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
AIR FREIGHT & COURIERS - 0.14%
Atlas Air Worldwide Holdings,
  Incorporated+....................    15,600     $    201
                                                  --------
    TOTAL AIR FREIGHT & COURIERS...                    201
                                                  --------
BUILDING PRODUCTS - 0.73%
Dal-Tile International,
  Incorporated+....................    11,400          185
Griffon Corporation+...............     4,840           56
NCI Building Systems,
  Incorporated+....................    13,400          178
Nortek, Incorporated+..............     4,900           99
Universal Fastener Products,
  Incorporated.....................     9,100          155
Watsco, Incorporated...............     3,600           47
York International Corporation+....    10,300          316
                                                  --------
    TOTAL BUILDING PRODUCTS........                  1,036
                                                  --------
COMMERCIAL SERVICES & SUPPLIES  - 6.03%
Bowne & Company, Incorporated......    88,900          929
C D I Corporation+.................     8,200          144
Deluxe Corporation.................    20,600          721
Encompass Services Corporation+....    47,000          144
John H. Harland Company............    88,400        1,712
Heidrick & Struggles International,
  Incorporated+....................   137,600        2,086
Korn/Ferry International+..........    79,000          569
Mac Gray Corporation+..............    48,100          144
Mail-Well, Incorporated+...........    25,200           99
McGrath Rentcorp...................       900           23
New England Business Service,
  Incorporated.....................     2,100           37
Spherion Corporation+..............    34,200          246
Steelcase, Incorporated............    15,300          200
United Stationers, Incorporated+...    16,100          452
Valassis Communications,
  Incorporated+....................    14,800          462
Volt Informations Sciences,
  Incorporated+....................     5,000           58
Wallace Computer Services,
  Incorporated.....................    30,100          466
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                  8,492
                                                  --------
CONSTRUCTION & ENGINEERING - 0.41%
Crossmann Communities,
  Incorporated+....................     2,800           77
Dycom Industries, Incorporated+....    19,700          235
Mastec, Incorporated+..............    35,100          161
URS Corporation+...................     4,700          105
                                                  --------
    TOTAL CONSTRUCTION &
      ENGINEERING..................                    578
                                                  --------
ELECTRICAL EQUIPMENT - 1.51%
A O Smith Corporation..............     4,700           74
Ametek Aerospace Products,
  Incorporated.....................     3,200           86

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Asyst Technologies,
  Incorporated+....................    10,100     $     92
Belden, Incorporated...............     8,200          164
C&D Technologies...................    19,200          398
Generale Cable Corporation.........    13,800          156
National Service Industries,
  Incorporated.....................    13,400          238
Technitrol, Incorporated...........    19,700          490
Tecumseh Products Company..........     5,900          270
Wesco International,
  Incorporated+....................    33,000          162
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  2,130
                                                  --------
INDUSTRIAL CONGLOMERATES - 0.07%
Standex International
  Corporation......................     4,300           94
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                     94
                                                  --------
MACHINERY - 2.34%
Albany International
  Corporation+.....................     8,052          157
Applied Industrial Technologies,
  Incorporated.....................    11,300          187
Astec Industries, Incorporated+....     5,000           64
Briggs & Stratton Corporation......     5,900          222
Denison International PLC+.........    16,200          222
Esterline Technologies
  Corporation+.....................    15,200          205
JLG Industries, Incorporated.......    31,000          307
Lincoln Electric Holdings,
  Incorporated.....................    11,100          235
Manitowoc Company, Incorporated....     4,600          127
Milacron, Incorporated.............    13,200          156
Mueller Industries,
  Incorporated+....................     5,600          162
Nacco Industries, Incorporated.....     2,200          115
Precision Castparts Corporation+...    14,900          339
Semitool, Incorporated+............    16,400          163
Terex Corporation+.................    19,800          321
Trinity Industries, Incorporated...     4,300          107
USEC, Incorporated.................    11,400           75
Wabash National Corporation........    13,600          100
Watts Industries, Incorporated.....     2,300           32
                                                  --------
    TOTAL MACHINERY................                  3,296
                                                  --------
MARINE - 1.48%
Alexander & Baldwin, Incorporated..    18,800          419
Overseas Shipholding Group
  Incorporated+....................     1,700           42
Teekay Shipping Corporation........    58,700        1,622
                                                  --------
    TOTAL MARINE...................                  2,083
                                                  --------
ROAD & RAIL - 2.34%
Amerco+............................     6,700          122
Arkansas Best Corporation+.........    12,200          287
Arnold Industries, Incorporated....     6,100          132
Dollar Thrifty Automotive Group+...    21,000          247
Kansas City Southern Industries,
  Incorporated+....................    12,500          156

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Roadway Express, Incorporated......    10,600     $    289
US Freightways Corporation.........    47,400        1,475
Wabtec Corporation.................    16,900          206
Yellow Corporation+................    17,900          394
                                                  --------
    TOTAL ROAD & RAIL..............                  3,308
                                                  --------
    TOTAL INDUSTRIALS..............                 21,731
                                                  --------
INFORMATION TECHNOLOGY - 9.64%
COMMUNICATIONS EQUIPMENT  - 0.88%
Adtran, Incorporated+..............    53,700        1,246
                                                  --------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                  1,246
                                                  --------
COMPUTERS & PERIPHERALS  - 2.93%
Creative Technology Limited........    41,200          253
Gateway, Incorporated+.............   282,400        1,596
Iomega Corporation+................    29,280          205
Maxtor Corporation+................    28,400          139
Quantum Corporation+...............   119,000        1,003
Read Rite Corporation+.............   167,800          836
SPS Technologies, Incorporated+....     3,500          105
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                  4,137
                                                  --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.49%
Cohu, Incorporated.................     8,300          145
Kemet Corporation+.................    63,000        1,126
Park Electrochemical Corporation...    11,400          255
Pioneer Standard Electronics,
  Incorporated.....................    23,300          207
Tech Data Corporation+.............     8,700          371
                                                  --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS..................                  2,104
                                                  --------
INTERNET SOFTWARE & SERVICES - 0.09%
Viant Corporation+.................    95,700          120
                                                  --------
    TOTAL INTERNET SOFTWARE &
      SERVICES.....................                    120
                                                  --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.89%
Credence Systems Corporation+......    54,300          738
Cymer, Incorporated+...............     7,300          153
Dupont Photomasks, Incorporated+...    34,800        1,254
Ess Technology, Incorporated+......       400            5
Electroglas, Incorporated+.........     6,800           85
Fairchild Semiconductor
  International+...................    45,100          958
General Semiconductor,
  Incorporated+....................    20,500          217
Kulicke & Soffa Industries,
  Incorporated+....................     7,200          109
Silicon Storage Technology,
  Incorporated+....................    10,800           97

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Varian Semiconductor Equipment,
  Incorporated+....................    15,100     $    454
                                                  --------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS.....................                  4,070
                                                  --------
SOFTWARE - 1.36%
Bsquare Corporation+...............   321,100          992
Concord Communications,
  Incorporated+....................    62,800          920
                                                  --------
    TOTAL SOFTWARE.................                  1,912
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 13,589
                                                  --------
MATERIALS - 4.54%
CHEMICALS - 1.69%
Agrium, Incorporated...............    92,000          874
Crompton Corporation...............    15,800          115
Cytec Industries, Incorporated+....    10,800          258
Georgia Gulf Corporation...........     7,600          135
International Specialty
  Products+........................    34,900          281
NL Industries, Incorporated........    36,700          472
Spartech Corporation...............    12,200          250
                                                  --------
    TOTAL CHEMICALS................                  2,385
                                                  --------
CONSTRUCTION MATERIALS - 0.71%
Centex Construction Products,
  Incorporated.....................    10,900          359
Lafarge Corporation................     6,500          230
Lone Star Technologies,
  Incorporated+....................     6,600          109
Texas Industries, Incorporated.....    10,200          307
                                                  --------
    TOTAL CONSTRUCTION MATERIALS...                  1,005
                                                  --------
CONTAINERS & PACKAGING - 0.35%
Ball Corporation...................     1,500           92
Grief Brothers Corporation.........     2,000           50
Myers Industries, Incorporated.....     3,295           43
Rock Tenn Company..................     4,500           58
Silgan Holdings, Incorporated+.....     4,300           87
Sonoco Products Company............     7,100          167
                                                  --------
    TOTAL CONTAINERS & PACKAGING...                    497
                                                  --------
METALS & MINING - 1.07%
AK Steel Holdings Corporation......    48,000          437
Allegheny Technologies,
  Incorporated.....................    23,300          345
Commercial Metals Company..........     7,100          215
Quanex Corporation.................     7,800          202
Steel Dynamics, Incorporated+......     7,600           79
Stillwater Mining Company+.........    11,500          179
Worthington Industries,
  Incorporated.....................     4,200           55
                                                  --------
    TOTAL METALS & MINING..........                  1,512
                                                  --------
PAPER & FOREST PRODUCTS - 0.72%
Buckeye Technologies,
  Incorporated+....................    25,100          222

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Glatfelter PH Company..............     4,600     $     69
Plum Creek Timber Company,
  Incorporated+....................    25,893          715
                                                  --------
    TOTAL PAPER & FOREST
      PRODUCTS.....................                  1,006
                                                  --------
    TOTAL MATERIALS................                  6,405
                                                  --------
UTILITIES - 8.73%
ELECTRIC UTILITIES - 5.51%
CH Energy Group, Incorporated......    23,600          943
El Paso Electric Company+..........    36,700          499
IDACORP, Incorporated..............    27,500        1,045
OGE Energy Corporation.............    91,600        1,984
Puget Energy, Incorporated.........    33,700          643
R G S Energy Group, Incorporated...    37,100        1,423
UIL Holdings Corporation...........    17,200          849
Unisource Energy Corporation.......    24,600          388
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                  7,774
                                                  --------
GAS UTILITIES - 1.70%
MDU Resource Group, Incorporated...     3,900           95
National Fuel Gas Company..........    58,200        1,362
Newfield Exploration Company+......    11,800          411
Southwestern Energy Company+.......     7,500           89
UGI Corporation....................    15,300          442
                                                  --------
    TOTAL GAS UTILITIES............                  2,399
                                                  --------
MULTI-UTILITIES - 1.52%
Avista Corporation.................    27,700          332
Black Hills Corporation+...........     6,200          170
Northwestern Corporation...........    17,400          335
Questar Corporation................    59,500        1,309
                                                  --------
    TOTAL MULTI-UTILITIES..........                  2,146
                                                  --------
    TOTAL UTILITIES................                 12,319
                                                  --------
    TOTAL COMMON STOCK.............                124,521
                                                  --------

                                     PAR
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS - 28.53%
U.S. TREASURY BILLS - 1.12%
2.12% - 2.60%, Due 12/13/2001
  (Note A)......................  $    1,585      1,581
                                               --------
    TOTAL U.S. TREASURY BILLS...                  1,581
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 27.41%
American Select Cash Reserve
  Fund..........................  34,223,187     34,223

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
AMR Investments Enhanced Yield
  Business Trust................   4,449,386    $  4,449
                                                --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                  38,672
                                                --------
    TOTAL SHORT-TERM IN-
      VESTMENTS.................                  40,253
                                                --------
    TOTAL INVESTMENTS - 116.78%
      (COST $169,449)...........                 164,774
                                                --------
LIABILITIES, NET OF OTHER
  ASSETS - (16.78%).............                 (23,684)
                                                --------
TOTAL NET ASSETS - 100%.........                $141,090
                                                ========

---------------

Based on the cost of investments of $170,013 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $9,324, the aggregate gross unrealized depreciation was $14,563, and the net unrealized depreciation of investments was $5,239.

(A)At October 31, 2001, security held as collateral for open futures contracts.

ABBREVIATIONS:

+ - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 93.85%
AUSTRALIA COMMON STOCK - 3.01%
Australia & New Zealand
  Banking Group...............     739,820   $    6,660
CSR Limited...................   1,468,000        4,674
Iluka Resources...............     360,594          683
Mayne Nickless Limited........     965,000        3,628
News Corporation Preferred
  Rights......................     345,000        2,050
QBE Insurance.................     125,080           90
QBE Insurance Group Limited,
  144A (Note A)...............   2,077,090        7,263
Singapore Telecom.............   1,126,241        1,063
WMC Limited...................     785,000        3,696
                                             ----------
    TOTAL AUSTRALIA COMMON
      STOCK...................                   29,807
                                             ----------
AUSTRIA - 0.63%
PREFERRED STOCK - 0.24%
Bayer Hypo Vereins AG.........      76,000        2,403
                                             ----------
    TOTAL AUSTRIA PREFERRED
      STOCK...................                    2,403
                                             ----------
COMMON STOCK - 0.39%
Evn Energie-Versorgung
  Niederoesterreich AG........      41,380        1,548
VA Technologie AG, 144A (Note
  A)..........................      33,000          623
Wienerberger Baust............     118,044        1,744
                                             ----------
    TOTAL AUSTRIA COMMON
      STOCK...................                    3,915
                                             ----------
    TOTAL AUSTRIA.............                    6,318
                                             ----------
BELGIUM COMMON STOCK - 0.39%
Fortis NL.....................     162,100        3,840
                                             ----------
    TOTAL BELGIUM COMMON
      STOCK...................                    3,840
                                             ----------
CANADA COMMON STOCK - 2.94%
Alcan Aluminum Limited........     125,000        3,837
BCE, Incorporated.............     239,810        5,292
Canadian National Railway
  Company.....................     101,300        4,061
Husky Energy, Incorporated....     240,000        2,723
Manulife Financial
  Corporation.................     278,057        6,879
Nortel Networks Corporation...     307,000        1,790
Transcanada Pipelines
  Limited.....................     351,000        4,581
                                             ----------
    TOTAL CANADA COMMON
      STOCK...................                   29,163
                                             ----------
FINLAND COMMON STOCK - 2.18%
Enso-Gutzeit OY, "R"..........     212,000        2,578
Konecranes International......      96,000        2,360
Metsa-Serla OY, "B"...........     200,000        1,241
Nordic Baltic Holdings........     442,300        1,968
UPM-Kymmene OY................     415,170       13,499
                                             ----------
    TOTAL FINLAND COMMON
      STOCK...................                   21,646
                                             ----------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
FRANCE COMMON STOCK - 9.97%
Alcatel Alsthom CG............     401,800   $    6,069
Alstom, 144A (Note A).........     360,400        5,513
Aventis SA....................     267,347       19,685
AXA...........................     500,184       10,947
Banque Nationale de Paris.....     123,981       10,318
BIC SA........................      39,289        1,207
Lagardere S.C.A...............     106,100        3,744
Michelin (CGDE)...............      87,500        2,705
Pechiney SA...................      51,800        2,379
Saint Gobain..................      23,884        3,324
Suez..........................     156,700        4,930
Total Fina....................     158,332       22,246
Vivendi Universal SA..........     122,625        5,732
                                             ----------
    TOTAL FRANCE COMMON
      STOCK...................                   98,799
                                             ----------
GERMANY COMMON STOCK - 5.91%
Allianz AG....................      10,975        2,588
BASF AG.......................      67,000        2,269
BAYER AG......................      90,000        2,675
Bayer Hypo Vereins............     178,500        5,509
Boss (Hugo) AG................     127,950        2,361
Depfa DT Pfander..............      77,580        4,507
Duetsche Post AG..............     249,700        3,589
E.ON AG.......................     239,520       12,491
Fresenius Medical Care AG.....      98,697        4,489
Gehe AG.......................     118,800        4,451
Krones AG.....................     105,000        3,735
Merck KGAA....................      94,000        3,315
Muenchener Rueckversicherung
  AG, DEM 10..................      13,676        3,615
Muenchener Rueckversicherung
  AG, DEM 5...................         293           17
Volkswagen AG.................      78,500        3,012
                                             ----------
    TOTAL GERMANY COMMON
      STOCK...................                   58,623
                                             ----------
HONG KONG COMMON STOCK - 3.53%
Cheung Kong Holdings
  Limited.....................     330,000        2,792
Henderson Land Development
  Company.....................   1,564,000        5,023
Hong Kong Electric Holdings...   1,436,400        5,451
Huaneng Power International...   9,442,000        5,810
Hutchinson Whampoa Limited....     637,000        5,145
Shandong International Power..  23,462,000        5,234
South China Morning Post......   7,226,000        3,821
Swire Pacific.................     400,000        1,667
                                             ----------
    TOTAL HONG KONG COMMON
      STOCK...................                   34,943
                                             ----------
IRELAND COMMON STOCK - 2.01%
Allied Irish Banks............     795,463        7,738
Elan Corporation PLC..........      62,100        2,835
Greencore Group...............   1,377,830        3,177

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Jefferson Smurfit.............   3,078,270   $    6,127
                                             ----------
    TOTAL IRELAND COMMON
      STOCK...................                   19,877
                                             ----------
ITALY COMMON STOCK - 3.51%
Alleanza Assicuraz............     297,000        3,063
BCA Naz Del Lavoro............   1,030,000        2,273
ENI...........................   1,273,047       15,960
Sao Paolo Imi SPA.............     389,880        4,098
STET Telecom Italia...........   1,130,550        9,439
                                             ----------
    TOTAL ITALY COMMON
      STOCK...................                   34,833
                                             ----------
JAPAN COMMON STOCK - 14.16%
Best Denki Company............     300,000          931
Canon, Incorporated...........     388,000       11,285
Circle K Japan Company........     181,648        5,016
East Japan Railway............         969        5,644
Fujitsu.......................     552,000        4,086
Hitachi Limited...............     889,000        6,064
Kanamoto Company..............     310,000        1,337
KAO Corporation...............     277,000        6,563
Komatsu.......................     711,000        2,172
Konica Corporation............   1,042,040        5,372
Makita Corporation............     105,000          565
Matsushita Electric Industrial
  Company.....................     164,000        1,943
Matsuzakaya Company...........     500,000        1,254
Namco.........................     249,400        4,564
NEC Corporation...............     227,000        2,058
Nikko Securities Company
  Limited.....................     855,000        4,617
Nintendo Company Limited......     109,100       16,828
Nippon Telephone & Telegraph
  Company.....................         600        2,470
Nissan Motor Company..........   1,445,000        6,375
Nomura Securities.............     294,000        3,867
NTT Mobile Communication......         382        5,181
Okumura Corporation...........     700,000        2,430
Orix Corporation..............      37,000        3,237
Sanyo Shinpan Finance
  Company.....................     113,100        3,243
Sony Corporation..............     215,500        8,151
Sumitomo Trust & Banking......     639,000        3,561
Takefuji Corporation..........      83,610        6,940
Welfide.......................     603,000        7,163
Yamanouchi Pharmaceutical
  Company Limited.............     157,000        4,656
Yasuda Fire and Marine
  Insurance Company...........     387,000        2,779
                                             ----------
    TOTAL JAPAN COMMON
      STOCK...................                  140,352
                                             ----------
MEXICO COMMON STOCK - 0.36%
Telmex ADR....................     104,000        3,542
                                             ----------
    TOTAL MEXICO COMMON
      STOCK...................                    3,542
                                             ----------
NETHERLANDS COMMON STOCK - 7.54%
ABM AMRO Holdings NV..........     805,960       12,311
Akzo Nobel NV.................     393,696       16,151

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
CNH Global NV.................     240,000   $    1,277
Ing Groep NV..................     553,838       13,817
Kon KPN NV....................     214,775          832
Philips Electronics NV........     878,325       19,967
Royal Dutch Petrol............     102,000        5,191
Vedior NV.....................     293,552        2,697
Wolters Kluwer................     117,700        2,472
                                             ----------
    TOTAL NETHERLANDS COMMON
      STOCK...................                   74,715
                                             ----------
NEW ZEALAND COMMON STOCK - 1.02%
Carter Holt Harvey Limited....   1,205,889          712
Fisher & Paykel Limited.......     502,653        2,957
Telecom Corporation of New
  Zealand.....................   3,363,162        6,429
                                             ----------
    TOTAL NEW ZEALAND COMMON
      STOCK...................                   10,098
                                             ----------
NORWAY COMMON STOCK - 1.68%
DNB Holdings, AS..............     810,000        3,064
Norsk Hydro AS................      90,000        3,435
Nycomed AS, Series B..........     374,320        3,245
Stolt-Nielsen SA, "B".........      93,081        1,308
Telenor AS....................   1,452,700        5,610
                                             ----------
    TOTAL NORWAY COMMON
      STOCK...................                   16,664
                                             ----------
PORTUGAL COMMON STOCK - 1.64%
Electric De Portugal..........   3,257,873        7,834
Portugal Telecom..............   1,058,406        8,389
                                             ----------
    TOTAL PORTUGAL COMMON
      STOCK...................                   16,223
                                             ----------
SINGAPORE COMMON STOCK - 2.47%
Development Bank of Singapore
  Group Holdings..............     540,795        3,083
Creative Technology...........     950,000        5,676
Overseas Chinese Bank.........     668,650        3,849
United OverSeas Bank..........   2,115,225       11,827
                                             ----------
    TOTAL SINGAPORE COMMON
      STOCK...................                   24,435
                                             ----------
SPAIN COMMON STOCK - 4.43%
Banco Popular Espanol.........      84,000        2,822
Banco Santander Central
  Hispano.....................     167,443        1,289
Endesa SA.....................     342,445        5,243
Iberdrola SA..................     200,357        2,756
NH Hoteles SA.................     485,247        4,497
Repsol SA (RG)................     858,370       12,447
Telefonica de Espana..........   1,234,838       14,836
                                             ----------
    TOTAL SPAIN COMMON
      STOCK...................                   43,890
                                             ----------
SOUTH KOREA COMMON STOCK - 0.63%
Kookmin Bank GDR, 144A (Note
  A)..........................     208,356        3,042
Korea Electric Power
  Corporation.................      80,860        1,274
LG Electronics,
  Incorporated................     182,000        1,890
                                             ----------
    TOTAL SOUTH KOREA COMMON
      STOCK...................                    6,206
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
SWEDEN COMMON STOCK - 2.36%
Astrazeneca...................      27,847   $    1,254
Autoliv, Incorporated.........     125,000        1,981
Electrolux AB, "B"............     622,802        7,496
Foreningssparbk...............     208,000        2,093
Investor AB...................     532,200        5,204
Stora Enso OY, Series A.......      62,062          753
Stora Enso OY, Series R.......     152,602        1,837
Volvo AB......................     200,000        2,783
                                             ----------
    TOTAL SWEDEN COMMON
      STOCK...................                   23,401
                                             ----------
SWITZERLAND COMMON STOCK - 4.96%
ABB Limited...................     106,984          911
Clariant......................     127,000        2,065
Geberit International AG......      17,306        3,444
Novartis AG...................     343,820       12,876
Roche Holdings AG.............      50,000        3,468
Saurer AG Arbon...............      74,630        1,234
Sig Schweitz Industries AG....     107,680        8,738
Sulzer AG.....................      10,871        1,298
Sulzer Medica.................      21,742          506
Swiss Reinsurance Rights......      50,000           --
Swiss Reinsurance.............      50,000        5,144
Zurich Financial Services
  Group.......................      41,174        9,431
                                             ----------
    TOTAL SWITZERLAND COMMON
      STOCK...................                   49,115
                                             ----------
UNITED KINGDOM COMMON STOCK - 18.52%
Alliance and Lei PLC..........     779,700        7,960
Allied Domecq PLC.............   1,646,884        8,383
BAE Systems, PLC..............   3,603,990       17,506
BP Amoco......................     842,530        6,800
British American Tobacco
  Industries PLC..............     429,775        3,750
British Telecommunications....   1,652,688        8,364
Cable and Wireless............     704,500        3,186
Cadbury Schweppes.............   1,547,461        9,632
Celltech Group................     698,988        9,118
Chubb PLC.....................   2,303,042        4,697
Commercial Union PLC..........     323,465        3,881
Diageo........................     598,243        5,973
FKI PLC.......................     633,494        1,419

                                  SHARES       VALUE
                                ----------   ----------
                                (DOLLARS IN THOUSANDS)
Hanson PLC....................   1,486,385   $   10,181
Hays..........................   2,005,936        4,806
HSBC Holdings PLC.............     681,965        7,473
Imperial Chemical Industries
  PLC.........................     412,000        1,941
Innogy Holdings...............     460,000        1,368
Kidde PLC.....................     715,000          572
Lloyds TSB Group PLC..........     532,767        5,377
Marks & Spencer...............     500,000        2,087
National Grid Group PLC.......     571,400        4,055
National Power PLC............     460,000        1,478
Northern Foods PLC............   1,000,000        2,196
PowerGen PLC..................     473,000        5,128
Reed International PLC........     393,350        3,221
Rolls Royce Vickers Limited...     900,000        1,957
Royal Bank of Scotland PLC....     181,324        4,338
Shell Transportation & Trading
  Company PLC.................     535,000        4,007
Spirent PLC...................   2,016,604        3,431
Stagecoach Holdings...........   1,370,000        1,096
Tesco PLC.....................   1,961,200        6,917
TI Automotive.................     681,500           --
Tomkins.......................   1,445,538        3,528
Unilever PLC..................   1,730,793       12,573
United Business Media PLC.....     815,236        5,193
                                             ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK............                  183,592
                                             ----------
    TOTAL STOCKS..............                  930,082
                                             ----------
SHORT TERM INVESTMENTS - 11.34%
American Select Cash Reserve
  Fund........................  55,318,046       55,318
AMR Investments Enhanced Yield
  Business Trust..............  57,040,302       57,040
                                             ----------
    TOTAL SHORT TERM
      INVESTMENTS.............                  112,358
                                             ----------
TOTAL INVESTMENTS - 105.19%
  (COST $1,153,405)...........                1,042,440
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS (5.19%)..............                  (51,294)
                                             ----------
TOTAL NET ASSETS - 100%.......               $  991,146
                                             ==========

---------------

Based on the cost of investments of $1,164,657 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $73,421, the aggregate gross unrealized depreciation was $195,638, and the net unrealized depreciation of investments was $122,217.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,441 or 1.66% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY INDUSTRY DIVERSIFICATION
October 31, 2001
--------------------------------------------------------------------------------

                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------
Consumer Discretionary......................................      12.57%
Consumer Staples............................................       5.97%
Energy......................................................       7.00%
Financials..................................................      23.21%
Health Care.................................................       8.44%
Industrials.................................................      10.51%
Information Technology......................................       4.08%
Materials...................................................       7.54%
Telecommunications Services.................................       7.42%
Utilities...................................................       7.11%
Short-Term Investments......................................      11.34%
Other Liabilities...........................................      (5.19%)
                                                                 -------
          NET ASSETS........................................     100.00%
                                                                 =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 24.49%
U.S. TREASURY BONDS - 8.84%
7.50%, Due 11/15/2016.......................................  $     2,225     $  2,834
8.125%, Due 8/15/2019.......................................        1,090        1,489
8.75%, Due 8/15/2020........................................        1,200        1,742
6.875%, Due 8/15/2025.......................................        1,500        1,864
6.25%, Due 5/15/2030........................................        1,320        1,573
5.375% Due 2/15/2031........................................        4,000        4,260
                                                                              --------
    TOTAL U.S. TREASURY BONDS...............................                    13,762
                                                                              --------
U.S. TREASURY NOTES - 15.65%
5.50%, Due 5/31/2003........................................        2,500        2,625
5.75%, Due 11/15/2005.......................................        5,640        6,139
5.625%, Due 2/15/2006.......................................        1,500        1,631
4.625%, Due 5/15/2006.......................................          160          167
6.625%, Due 5/15/2007.......................................        4,125        4,710
5.75%, Due 8/15/2010........................................        5,705        6,336
5.00%, Due 8/15/2011........................................        2,600        2,751
                                                                              --------
    TOTAL U.S. TREASURY NOTES...............................                    24,359
                                                                              --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                    38,121
                                                                              --------
U.S. AGENCY OBLIGATIONS - 9.83%
Federal Home Loan Bank, 7.25%, Due 5/15/2003................          500          536
Federal Home Loan Bank, 5.375%, Due 5/15/2006...............        1,500        1,583
Federal Home Loan Mortgage Corporation, 6.25%, Due
  7/15/2004.................................................        1,500        1,619
Federal Home Loan Mortgage Corporation, 5.95%, Due
  1/19/2006.................................................        1,300        1,400
Federal Home Loan Mortgage Corporation, 5.50%, Due
  7/15/2006.................................................          445          474
Federal National Mortgage Association, 6.625%, Due
  9/15/2009.................................................        2,700        3,045
Federal National Mortgage Association, 6.625%, Due
  11/15/2010................................................        5,000        5,655
Federal National Mortgage Association, 7.25%, Due
  5/15/2030.................................................          800          984
                                                                              --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                    15,296
                                                                              --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 32.54%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.62%
Gold Pool #G10791, 6.00%, Due 3/1/2013......................          805          835
Gold Pool #E83710, 6.00%, Due 6/1/2016......................        1,631        1,679
                                                                              --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     2,514
                                                                              --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.56%
Pool #439957, 6.00%, Due 11/1/2013..........................          920          951
Pool #323788, 6.50%, Due 6/1/2014...........................          429          447
Pool #323789, 6.00%, Due 6/1/2014...........................        1,134        1,170
Pool #535213, 7.00%, Due 3/1/2015...........................          396          416
Pool #557390, 7.50%, Due 10/1/2015..........................          891          943
Pool #578778, 6.00%, Due 5/1/2016...........................          919          945
Pool #253943, 6.50%, Due 9/1/2016...........................          166          173
Pool #254004, 6.50%, Due 10/1/2016..........................          594          617
Pool #254048, 6.50%, Due 10/1/2016..........................          600          624
Pool #100292, 10.00%, Due 9/1/2018..........................          715          816
Pool #100293, 9.50%, Due 8/1/2029...........................          863          959
Pool #323908, 6.00%, Due 9/1/2029...........................          201          203
Pool #190308, 7.50%, Due 9/1/2030...........................        2,568        2,690
Pool #549511, 6.00%, Due 3/1/2031...........................        1,743        1,765
Pool #602454, 6.50%, Due 9/1/2031...........................        4,746        4,891

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Pool #610645, 6.50%, Due 10/1/2031..........................  $     1,430     $  1,473
TBA 15 yr, 6.00%............................................        1,000        1,028
TBA 30 yr, 7.00%............................................        2,925        3,048
TBA 30 yr, 7.50%............................................        1,000        1,048
                                                                              --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    24,207
                                                                              --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 15.36%
Pool #780085, 11.50%, Due 8/15/2018.........................          455          530
Pool #342480, 7.50%, Due 12/15/2022.........................          321          340
Pool #358211, 7.00%, Due 6/15/2023..........................          362          380
Pool #001429, 7.50%, Due 10/20/2023.........................        1,195        1,261
Pool #351417, 7.00%, Due 1/15/2024..........................          389          408
Pool #354810, 7.50%, Due 4/15/2024..........................          365          386
Pool #404122, 8.00%, Due 7/15/2025..........................          418          448
Pool #405603, 7.00%, Due 4/15/2026..........................          341          357
Pool #426079, 7.50%, Due 5/15/2026..........................          420          443
Pool #430900, 7.50%, Due 7/15/2026..........................          370          390
Pool #780590, 6.50%, Due 2/15/2027..........................        1,403        1,454
Pool #002379, 8.00%, Due 2/20/2027..........................        1,424        1,506
Pool #780570, 7.00%, Due 5/15/2027..........................        2,162        2,261
Pool #002433, 8.00%, Due 5/20/2027..........................          341          360
Pool #780584, 7.00%, Due 6/15/2027..........................          838          876
Pool #002457, 7.50%, Due 7/20/2027..........................          355          372
Pool #780615, 6.50%, Due 8/15/2027..........................        2,242        2,320
Pool #780642, 7.00%, Due 9/15/2027..........................          488          511
Pool #780680, 6.50%, Due 11/15/2027.........................        2,530        2,623
Pool #462680, 7.00%, Due 4/15/2028..........................          403          421
Pool #780777, 7.00%, Due 4/15/2028..........................          959        1,003
Pool #486598, 6.50%, Due 10/15/2028.........................          448          463
Pool #780995, 7.00%, Due 12/15/2028.........................        1,323        1,383
Pool #487057, 6.50%, Due 3/15/2029..........................          424          438
Pool #544639, 7.50%, Due 11/15/2030.........................          170          179
Pool #550382, 7.00%, Due 3/15/2031..........................        1,675        1,749
TBA 30 yr, 7.00%............................................        1,000        1,044
                                                                              --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                    23,906
                                                                              --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                    50,627
                                                                              --------
CORPORATE OBLIGATIONS - 26.40%
FINANCIAL - 10.64%
Capital One Master TR, 5.30%, Due 6/15/2009.................        1,250        1,303
Citicorp, 7.125%, Due 5/15/2006.............................          300          329
Citigroup, Incorporated,
  6.20%, Due 3/15/2009......................................        1,000        1,055
  7.25%, Due 10/1/2010......................................          700          776
Countrywide Home Loans, Incorporated, 5.50%, Due 8/1/2006...          825          844
DaimlerChrysler North America, 6.90%, Due 9/1/2004..........          500          527
Deere John Capital Corporation, 5.125%, Due 10/19/2006......        1,220        1,227
EOP Operating Limited Partnership,
  7.375%, Due 11/15/2003....................................        1,075        1,141
  6.625%, Due 2/15/2005.....................................        1,000        1,048
Ford Motor Credit Company, 6.50%, Due 1/25/2007.............        2,665        2,657
General Motors Acceptance Corporation, 6.15%, Due
  4/5/2007..................................................          650          644
General Motors Acceptance Corporation, 8.00%, Due
  11/1/2031.................................................          930          938

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
International Lease Financial Corporation, 5.80%, Due
  8/15/2007.................................................  $     1,100     $  1,099
PNC Funding Corporation, 7.50%, Due 11/1/2009...............          720          796
Swiss Bank Corporation, 7.375%, Due 7/15/2015...............          500          574
US Bank, NA, 5.70%, Due 12/15/2008..........................          190          195
Washington Mutual Financial Corporation, 6.25%, Due
  5/15/2006.................................................        1,000        1,055
Washington Mutual Financial Corporation, 6.875%, Due
  5/15/2011.................................................          320          340
                                                                              --------
    TOTAL FINANCIAL.........................................                    16,548
                                                                              --------
INDUSTRIAL - 11.57%
Anheuser Busch Companies, Incorporated, 6.50%, Due
  1/1/2028..................................................          500          527
AOL Time Warner, Incorporated,
  6.125%, Due 4/15/2006.....................................        1,000        1,043
  6.85%, Due 1/15/2026......................................        1,140        1,186
AT&T Wireless, 8.75%, Due 3/1/2031..........................          920        1,045
Atlantic Richfield Company,
  9.125%, Due 3/1/2012......................................          500          621
  8.50%, Due 4/1/2012.......................................          400          484
Bellsouth Corporation, 6.00%, Due 10/15/2011................          400          407
Cendant Corporation, 7.75%, Due 12/1/2003...................          500          499
Coca Cola Enterprises, Incorporated, 6.95%, Due
  11/15/2026................................................        1,000        1,060
Conoco, Incorporated, 6.95%, Due 4/15/2029..................          500          504
Corning, Incorporated, 6.85%, Due 3/1/2029..................          225          175
Federated Department Stores, Incorporated, 6.79%, Due
  7/15/2027.................................................        1,000        1,062
International Paper Company, 6.75%, Due 9/1/2011............          360          370
Kroger Company, 7.00%, Due 5/1/2018.........................        1,000        1,030
Lockheed Martin Corporation,
  8.20%, Due 12/1/2009......................................          500          581
  7.20%, Due 5/1/2036.......................................        1,025        1,107
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................          500          539
Masco Services Corporation, 6.00%, Due 5/3/2004.............          675          702
Norfolk Southern Corporation, 7.05%, Due 12/14/2009.........          785          839
Philip Morris Companies, Incorporated, 7.50%, Due
  4/1/2004..................................................          500          540
Qwest Capital Funding, Incorporated, 7.90%, Due 8/15/2010,
  144A (Note A).............................................          500          533
Reed Elsevier Capital Incorporated, 6.125%, Due 8/1/2006....          570          593
Sprint Capital Corporation, 6.125%, Due 11/15/2008..........          800          806
Tyson Foods, Incorporated, 6.625%, Due 10/1/2004, 144A (Note
  A)........................................................          465          481
Union Oil of California Corporation, 7.90%, Due 4/18/2008...          200          226
Union Pacific Corporation, 6.625%, Due 2/1/2008.............          500          529
Worldcom, Incorporated, 6.50%, Due 5/15/2004................          500          519
                                                                              --------
    TOTAL INDUSTRIAL........................................                    18,008
                                                                              --------
UTILITIES - 4.19%
Alberta Energy Limited, 7.375%, Due 11/1/2031...............          765          786
Dominion Resources, Incorporated, VA, 7.60%, Due
  7/15/2003.................................................          500          531
El Paso Energy Corporation, 7.80%, Due 8/1/2031.............          500          516
Entergy Louisiana, Incorporated, 8.50%, Due 6/1/2003........        1,050        1,123
Nisource Finance Corporation,
  7.50%, Due 11/15/2003.....................................        1,075        1,152
  7.875%, Due 11/15/2010, 144A (Note A).....................          475          532
Progress Energy, Incorporated,
  6.55%, Due 3/1/2004.......................................          710          751
  7.10%, Due 3/1/2011.......................................          530          572

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Williams Companies, Incorporated, 7.75%, Due 6/15/2031......  $       550     $    564
                                                                              --------
    TOTAL UTILITIES.........................................                     6,527
                                                                              --------
    TOTAL CORPORATE OBLIGATIONS.............................                    41,083
                                                                              --------
ASSET-BACKED SECURITIES - 2.09%
Citibank Credit Card Master Trust 1999-7 A, 6.65%, Due
  11/15/2006................................................        2,000        2,167
Discover Card Master Trust 1999-6 A, 6.85%, 7/17/2007.......        1,000        1,089
                                                                              --------
    TOTAL ASSET-BACKED SECURITIES...........................                     3,256
                                                                              --------

                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 29.23%
American Select Cash Reserve Fund...........................   43,408,668       43,409
AMR Investments Enhanced Yield Business Trust...............    2,078,704        2,079
                                                                              --------
    TOTAL SHORT-TERM INVESTMENTS............................                    45,488
                                                                              --------
    TOTAL INVESTMENTS - 124.58% (COST $188,428).............                   193,871
                                                                              --------
    LIABILITIES, NET OF OTHER ASSETS - (24.58%).............                   (38,252)
                                                                              --------
    TOTAL NET ASSETS - 100%.................................                  $155,619
                                                                              ========

---------------

Based on the cost of investments of $188,443 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $5,461, the unrealized depreciation was $33, and the net unrealized appreciation of investments was $5,428.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,546 or 0.99% of net assets.

ABBREVIATIONS:

LLC - Limited Liability Corporation
TBA - To Be Announced

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SHORT-TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2001
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 8.56%
Federal Home Loan Mortgage Corporation, 6.50%, Due
  11/15/2005................................................  $    3,000      $ 3,289
Federal Home Loan Mortgage Corporation, 5.95%, Due
  1/19/2006.................................................       2,400        2,584
Federal Home Loan Mortgage Corporation, 6.50%, Due
  7/1/2008..................................................       1,547        1,624
                                                                              -------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                    7,497
                                                                              -------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 12.02%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.03%
REMIC, M H-1 A, 10.15%, Due 4/15/2006.......................           5            5
Pool #E44213, 7.00%, Due 1/1/2008...........................       1,684        1,778
                                                                              -------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                    1,783
                                                                              -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 9.99%
Pool #050763, 7.00%, Due 7/1/2008...........................         765          805
Pool #050952, 6.50%, Due 12/1/2008..........................       1,630        1,710
Pool #252448, 5.50%, Due 4/1/2009...........................       1,517        1,570
Pool #313430, 6.50%, Due 3/1/2012...........................       1,908        1,997
Pool #323980, 6.00%, Due 4/1/2014...........................       2,575        2,662
                                                                              -------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    8,744
                                                                              -------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   10,527
                                                                              -------
CORPORATE OBLIGATIONS - 47.57%
FINANCIAL - 20.97%
Aristar, Incorporated, 7.375%, Due 9/1/2004.................       1,000        1,083
Associates Corporation of North America, 5.80%, Due
  4/20/2004.................................................       1,250        1,311
Bank of America Corporation, 6.625%, Due 6/15/2004..........       1,000        1,074
Citigroup, Incorporated, 6.75%, Due 12/1/2005...............       1,000        1,088
EOP Operating Limited Partnership, 6.375%, Due 1/15/2002,
  144A (Note A).............................................       1,000        1,006
First Union Corporation, 6.95%, Due 11/1/2004...............       1,000        1,088
Ford Motor Credit Company,
  8.20%, Due 2/15/2002......................................         500          507
  7.50%, Due 6/15/2003......................................       1,000        1,043
General Motors Acceptance Corporation, 5.48%, Due
  12/16/2002................................................       1,000        1,015
Goldman Sachs Group, 7.125%, Due 3/1/2003, 144A (Note A)....       1,000        1,045
Household Financial Corporation, 6.00%, Due 5/1/2004........       1,025        1,081
Mellon Financial Company, 5.75%, Due 11/15/2003.............       1,500        1,571
Merrill Lynch and Company, Incorporated, 6.00%, Due
  2/12/2003.................................................       1,100        1,140
Morgan Stanley Group, Incorporated, 5.625%, Due 1/20/2004...       1,000        1,041
Sears Roebuck Acceptance Corporation, 6.00%, Due
  3/20/2003.................................................       1,000        1,027
Simon Property Group, Incorporated, 6.625%, Due 6/15/2003,
  144A (Note A).............................................       1,200        1,245
Weingarten Realty Investments, 7.23%, Due 7/18/2002.........       1,000        1,001
                                                                              -------
    TOTAL FINANCIAL.........................................                   18,366
                                                                              -------
INDUSTRIAL - 25.39%
Airtouch Communications, Incorporated, 7.00%, Due
  10/1/2003.................................................       1,000        1,062
Cendant Corporation, 7.75%, Due 12/1/2003...................       1,590        1,588
DaimlerChrysler North America, 6.90%, Due 9/1/2004..........       1,000        1,054
Fort James Corporation, 8.375%, Due 11/15/2001..............       3,000        3,003
Fred Meyer, Incorporated, 7.15%, Due 3/1/2003...............       1,000        1,049
Lockheed Corporation, 6.75%, Due 3/15/2003..................       1,135        1,185
Occidental Petroleum Corporation, 6.75%, Due 11/15/2002.....       2,500        2,573
Pepsico, Incorporated, 4.50%, Due 9/15/2004.................       1,000        1,026
Philip Morris Companies, Incorporated, 7.50%, Due
  4/1/2004..................................................       1,500        1,621
Qwest Capital Funding, Incorporated, 5.875%, Due 8/3/2004...       1,000        1,020
Sprint Capital Corporation, 5.70%, Due 11/15/2003...........       1,000        1,024
Unilever Capital Corporation, 6.875%, Due 11/1/2005.........       1,000        1,095
Union Oil Company of California, 6.375%, Due 2/1/2004.......       1,880        1,977
Verizon Communications, 6.50%, Due 4/15/2002................         850          866
Weyerhaeuser Company, 9.05%, Due 2/1/2003...................       1,000        1,063

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SHORT-TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
Worldcom, Incorporated, 6.50%, Due 5/15/2004................  $    1,000      $ 1,038
                                                                              -------
    TOTAL INDUSTRIAL........................................                   22,244
                                                                              -------
UTILITY - 1.21%
Dominion Resources, Incorporated, VA, 7.60%, Due
  7/15/2003.................................................       1,000        1,062
                                                                              -------
    TOTAL UTILITY...........................................                    1,062
                                                                              -------
    TOTAL CORPORATE OBLIGATIONS.............................                   41,672
                                                                              -------
ASSET-BACKED SECURITIES - 28.07%
American Express Credit Account Master Trust 2000-1 A,
  7.20%, Due 9/17/2007......................................       2,395        2,642
Capital Auto Receivables Asset 2001-2 A3, 4.60%, Due
  9/15/2005.................................................       2,435        2,503
Chase Credit Card Owner Trust 1999-3 A, 6.66%, Due
  1/15/2007.................................................       2,000        2,164
Chase Manhattan Auto Owner Trust 2000-A A4, 6.26%, Due
  6/15/2007.................................................       3,000        3,187
Citibank Credit Card Master Trust 1998-3 A, 5.80%, Due
  2/7/2005..................................................       1,500        1,558
Citibank Credit Card Master Trust 1999-7 A, 6.65%, Due
  11/15/2006................................................       2,000        2,167
Countrywide Home Loans 2000-5 2A2, 7.75%, Due 1/25/2003.....         463          470
DaimlerChrysler Auto Trust,
  2000-D A3, 6.66%, Due 1/8/2005............................       1,000        1,046
  2000-B A4, 7.63%, Due 6/8/2005............................       1,000        1,080
Discover Card Master Trust 1999-6 A, 6.85%, Due 7/17/2007...       2,438        2,655
Ford Credit Auto Owner Trust 2000-B A5, 7.07%, 4/15/2004....       2,000        2,087
Green Tree Lease Financial, LLC 1998-1 A4, 5.74%, Due
  1/20/2004.................................................         350          355
Honda Auto Receivables 2001-3 A4, 3.96%, Due 2/19/2007......       1,625        1,641
Residential Funding Securities II, Incorporated 2000-HI4
  AI2, 7.39%, Due 4/25/2011.................................       1,000        1,031
                                                                              -------
    TOTAL ASSET-BACKED SECURITIES...........................                   24,586
                                                                              -------

                                                                SHARES
                                                              ----------
SHORT-TERM INVESTMENTS - 3.74%
American Select Cash Reserve Fund...........................   3,274,281        3,274
                                                                              -------
    TOTAL SHORT-TERM INVESTMENTS............................                    3,274
                                                                              -------
    TOTAL INVESTMENTS - 99.96% (COST $85,670)...............                   87,556
                                                                              -------
    OTHER ASSETS, NET OF LIABILITIES - 0.04%................                       39
                                                                              -------
    TOTAL NET ASSETS - 100%.................................                  $87,595
                                                                              =======

---------------

Based on the cost of investments of $85,670 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $2,211, the unrealized depreciation was $325 and the net unrealized appreciation of investments was $1,886.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,296 or 3.76% of net assets.

ABBREVIATIONS:

LLC - Limited Liability Corporation

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2001
--------------------------------------------------------------------------------

                                                                                                                         SHORT-
                                                                LARGE CAP   SMALL CAP   INTERNATIONAL   INTERMEDIATE      TERM
                                                    BALANCED      VALUE       VALUE        EQUITY           BOND          BOND
                                                    ---------   ---------   ---------   -------------   ------------   ----------
                                                                                   (IN THOUSANDS)
ASSETS:
   Investments in securities at value*............  $756,351    $712,340    $164,774     $1,042,440       $193,871      $87,556
   Cash, including foreign currency...............         -           -           -          9,445              -            -
   Dividends and interest receivable..............     4,493         727          90          1,436          2,036        1,195
   Reclaims receivable............................         -           -           -            208              -            -
   Receivable for variation margin on open futures
    contracts.....................................        74          37         304             74              -
   Receivable for investments sold................     6,810       3,054         838          2,802            744            -
                                                    ---------   --------    --------     ----------       --------      -------
      TOTAL ASSETS................................   767,728     716,158     166,006      1,056,405        196,651       88,751
                                                    ---------   --------    --------     ----------       --------      -------
LIABILITIES:
   Payable for investments purchased..............    11,857       3,181         688          1,876         12,706        1,120
   Payable upon return of securities loaned.......    57,624      33,186      23,962         60,697         28,280            -
   Management and investment advisory fees payable
    (Note 2)......................................       530         565         241          1,112             36           18
   Accrued organization costs.....................         -           1           -              1              4            1
   Unrealized depreciation on foreign currency
    contracts.....................................         -           -           -          1,407              -            -
   Other liabilities..............................        56          50          25            166              6           17
                                                    ---------   --------    --------     ----------       --------      -------
      TOTAL LIABILITIES...........................    70,067      36,983      24,916         65,259         41,032        1,156
                                                    ---------   --------    --------     ----------       --------      -------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
 INTERESTS........................................  $697,661    $679,175    $141,090     $  991,146       $155,619      $87,595
                                                    =========   ========    ========     ==========       ========      =======
* Cost of investments.............................  $735,999    $723,299    $169,449     $1,153,405       $188,428      $85,670

                             See accompanying notes

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF OPERATIONS
Year ended October 31, 2001
--------------------------------------------------------------------------------

                                                                LARGE CAP   SMALL CAP   INTERNATIONAL   INTERMEDIATE   SHORT-TERM
                                                     BALANCED     VALUE       VALUE        EQUITY           BOND          BOND
                                                     --------   ---------   ---------   -------------   ------------   ----------
                                                                                    (IN THOUSANDS)
INVESTMENT INCOME:
   Interest income.................................  $19,573    $  1,677     $   641      $   3,323       $ 6,311        $4,472
   Dividend income (net of foreign taxes of $88,
     $165, $2 and $4,527 in Balanced, Large Cap
     Value, Small Cap Value and International
     Equity Portfolios, respectively)..............   10,149      16,813       1,620         20,909             -             -
   Income derived from commission recapture (Note
     6)............................................       22          67           6            167             -             -
   Income derived from securities lending, net
     (Note 5)......................................      162         111          53          1,536            50            17
                                                     --------   --------     -------      ---------       -------        ------
       TOTAL INVESTMENT INCOME.....................   29,906      18,668       2,320         25,935         6,361         4,489
                                                     --------   --------     -------      ---------       -------        ------
EXPENSES:
   Management and investment advisory fees (Note
     2)............................................    2,127       2,326         615          4,236           260           173
   Custodian fees..................................      226         207           9          1,200             8            13
   Professional fees...............................       29          29           3             63             4             1
   Other expenses..................................       41          20          10             46            10             -
                                                     --------   --------     -------      ---------       -------        ------
       TOTAL EXPENSES..............................    2,423       2,582         637          5,545           282           187
                                                     --------   --------     -------      ---------       -------        ------
NET INVESTMENT INCOME..............................   27,483      16,086       1,683         20,390         6,079         4,302
                                                     --------   --------     -------      ---------       -------        ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
     Investments...................................   26,659      21,298      12,158         27,166         2,416           347
     Foreign currency transactions.................        -           -           -        (45,885)            -             -
     Futures contracts.............................  (19,105)    (11,626)     (4,249)       (26,810)            -             -
   Change in net unrealized appreciation or
     depreciation of:
     Investments...................................   (7,860)    (36,326)     (3,912)      (208,964)        5,561         2,619
     Foreign currency contracts and translations...        -           -           -         44,066             -             -
     Futures contracts.............................    1,869      (1,308)      1,540            (77)            -             -
                                                     --------   --------     -------      ---------       -------        ------
       NET GAIN (LOSS) ON INVESTMENTS..............    1,563     (27,962)      5,537       (210,504)        7,977         2,966
                                                     --------   --------     -------      ---------       -------        ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................  $29,046    $(11,876)    $ 7,220      $(190,114)      $14,056        $7,268
                                                     ========   ========     =======      =========       =======        ======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   BALANCED             LARGE CAP VALUE         SMALL CAP VALUE
                                                            ----------------------   ----------------------   -------------------
                                                                  YEAR ENDED               YEAR ENDED             YEAR ENDED
                                                                 OCTOBER 31,              OCTOBER 31,             OCTOBER 31,
                                                            ----------------------   ----------------------   -------------------
                                                              2001         2000        2001         2000        2001       2000
                                                            ---------   ----------   ---------   ----------   --------   --------
                                                                                       (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)...........................  $  27,483   $   40,092   $  16,086   $   32,528   $  1,683   $  1,235
   Net realized gain (loss) on investments, futures
    contracts and foreign currency transactions...........      7,554       (4,998)      9,672       15,085      7,909      1,208
   Change in net unrealized appreciation or depreciation
    of investments, futures contracts and foreign currency
    translations..........................................     (5,991)         (68)    (37,634)     (41,854)    (2,372)     6,156
                                                            ---------   ----------   ---------   ----------   --------   --------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
        OPERATIONS........................................     29,046       35,026     (11,876)       5,759      7,220      8,599
                                                            ---------   ----------   ---------   ----------   --------   --------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
   Contributions..........................................     80,447      254,079      64,664      156,932    108,416     34,901
   Withdrawals............................................   (211,339)    (496,854)   (135,294)    (859,324)   (30,012)   (55,048)
                                                            ---------   ----------   ---------   ----------   --------   --------

      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
        TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS...   (130,892)    (242,775)    (70,630)    (702,392)    78,404    (20,147)
                                                            ---------   ----------   ---------   ----------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS.....................   (101,846)    (207,749)     82,506     (696,633)    85,624    (11,548)
                                                            ---------   ----------   ---------   ----------   --------   --------
NET ASSETS:
   Beginning of period....................................    799,507    1,007,256     761,681    1,458,314     55,466     67,014
                                                            ---------   ----------   ---------   ----------   --------   --------
   END OF PERIOD..........................................  $ 697,661   $  799,507   $ 679,175   $  761,681   $141,090   $ 55,466
                                                            =========   ==========   =========   ==========   ========   ========
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
---------------------------------------------------------------------------------------------------------------------------------
RATIOS:
   Expenses to average net assets (annualized)............       0.34%        0.33%       0.34%        0.32%      0.60%      0.68%
   Net investment income to average net assets
    (annualized)..........................................       3.80%        4.58%       2.11%        3.10%      1.59%      1.88%
   Portfolio turnover rate (not annualized)...............        122%         121%         60%          58%        93%        63%

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INTERNATIONAL EQUITY      INTERMEDIATE BOND       SHORT-TERM BOND
    ------------------------   --------------------   -------------------
           YEAR ENDED               YEAR ENDED            YEAR ENDED
          OCTOBER 31,              OCTOBER 31,            OCTOBER 31,
    ------------------------   --------------------   -------------------
       2001          2000        2001       2000        2001       2000
    -----------   ----------   --------   ---------   --------   --------
                               (IN THOUSANDS)
    $    20,390   $   28,013   $  6,079   $   6,842   $  4,302   $  4,557
        (45,529)     143,304      2,416     (12,767)       347     (1,218)
       (164,975)    (117,997)     5,561       8,440      2,619        497
    -----------   ----------   --------   ---------   --------   --------
       (190,114)      53,320     14,056       2,515      7,268      3,836
    -----------   ----------   --------   ---------   --------   --------
      1,048,740    1,485,799    144,139      46,108     35,058     16,783
     (1,036,201)  (1,712,523)   (43,311)   (261,316)   (16,817)   (32,884)
    -----------   ----------   --------   ---------   --------   --------

         12,539     (226,724)   100,828    (215,208)    18,241    (16,101)
    -----------   ----------   --------   ---------   --------   --------
       (177,575)    (173,404)   114,884    (212,693)    25,509    (12,265)
    -----------   ----------   --------   ---------   --------   --------
      1,168,721    1,342,125     40,735     253,428     62,086     74,351
    -----------   ----------   --------   ---------   --------   --------
    $   991,146   $1,168,721   $155,619   $  40,735   $ 87,595   $ 62,086
    ===========   ==========   ========   =========   ========   ========
---------------------------------------------------------------------------
---------------------------------------------------------------------------
           0.49%        0.44%      0.27%       0.30%      0.28%      0.28%
           1.82%        1.93%      5.85%       6.65%      6.28%      6.92%
             36%          45%       164%        102%       104%        89%

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS
October 31, 2001
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio, the AMR Investment Services Intermediate Bond Portfolio and the AMR Investment Services Short-Term Bond Portfolio, (each a "Portfolio" and collectively the "Portfolios"). The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolios.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board").

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolios. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts. In addition, income on the Intermediate Bond Fund is adjusted for amortization of premiums. For

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

  Forward Foreign Currency Contracts

     The International Equity Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Futures Contracts

     The Balanced, Large Cap Value, Small Cap Value and International Equity Portfolios may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Value, Small Cap Value and International Equity Portfolios may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

  Deferred Organization Expenses

     Expenses incurred by the Intermediate Bond Portfolio in connection with its organization is being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Changes in Accounting Policy

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Portfolios to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolios will be required to adjust the cost of their fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting policy will not affect the Portfolios' net assets, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Portfolios have not adopted this accounting policy. The Portfolios expect that the impact of the adoption of this accounting policy will not be material to the Financial Statements.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Balanced, Large Cap Value, Small Cap Value, International Equity and Intermediate Bond Portfolios ("Variable NAV Portfolios") are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced, Large Cap Value, Small Cap Value and International Equity Portfolios an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolios. The Manager receives an annualized fee of .25% of the average daily net assets of the Intermediate Bond Portfolio and pays a portion of their fee to the investment advisor hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
Balanced Portfolio.................................  .225%-.70%     $2,127         $1,404          $  723
Large Cap Value Portfolio..........................  .225%-.70%      2,326          1,562             764
Small Cap Value Portfolio..........................  .50%-.66%         615            509             106
International Equity Portfolio.....................  .25%-.70%       4,236          3,116           1,120
Intermediate Bond Portfolio........................       .25%         260             --             260

     The Manager serves as the sole investment adviser to the Short-Term Bond Portfolio. Pursuant to the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Portfolio.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

  Investment in Affiliated Funds

     The Portfolios may invest in the American Select Cash Reserve Fund (the "Reserve Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Reserve Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Reserve Fund are recorded as interest income in the accompanying financial statements and totaled $1,881,775, $1,547,875, $566,591, $3,170,956, 333,726 and $118,033
during the year ended October 31, 2001 for the Balanced, Large Cap Value, Small Cap Value, International Equity, Intermediate Bond and Short-Term Bond Portfolios, respectively.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2001, the cost of air transportation was not material to any of the Portfolios. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $20,000 plus $1,250 for each Board meeting attended.

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the year ended October 31, 2001 (excluding short-term investments) are as follows (in thousands):

                                                LARGE CAP   SMALL CAP   INTERNATIONAL   INTERMEDIATE   SHORT-TERM
                                    BALANCED      VALUE       VALUE        EQUITY           BOND          BOND
                                    PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                    ---------   ---------   ---------   -------------   ------------   ----------
Purchases.........................  $831,926    $434,797    $160,142      $374,779        $266,217      $86,452
Proceeds from sales...............  $948,964    $480,560    $ 86,023      $389,874        $163,222      $70,145

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

4.   COMMITMENTS

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the International Equity and Emerging Markets Portfolios have entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolios bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolios also bear the credit risk if the counterparty fails to perform under the contract. At October 31, 2001, the Portfolios had outstanding forward foreign currency contracts as follows:

INTERNATIONAL EQUITY PORTFOLIO
------------------------------
                                                                     SETTLEMENT             UNREALIZED
CONTRACTS TO DELIVER                                                    DATE       VALUE    GAIN/(LOSS)
--------------------                                                 ----------   -------   -----------
(AMOUNTS IN THOUSANDS)
       823  Canadian Dollar........................................  12/13/2001   $   518     $     3
     6,957  Euro Currency..........................................  12/13/2001     6,247         (87)
   517,000  Japanese Yen...........................................  12/13/2001     4,230         (12)
     1,307  Pound Sterling.........................................  12/13/2001     1,894         (44)
     1,192  Swedish Krona..........................................  12/13/2001       112           0
     1,323  Swiss Franc............................................  12/13/2001       809         (16)
                                                                                  -------     -------
Total contracts to deliver (Receivable amount $13,654).............               $13,810     $  (156)
                                                                                  =======     =======
CONTRACTS TO RECEIVE
-------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)
     4,000  Australian Dollar......................................  12/13/2001     2,007           1
     5,600  Canadian Dollar........................................  12/13/2001     3,527         (59)
    29,600  Euro Currency..........................................  12/13/2001    26,580        (542)
23,200,000  Japanese Yen...........................................  12/13/2001    18,983        (392)
    11,600  Pound Sterling.........................................  12/13/2001    16,813        (159)
     8,800  Swiss Franc............................................  12/13/2001     5,382         (80)
    16,000  Swedish Krona..........................................  12/13/2001     1,497         (20)
                                                                                  -------     -------
Total contracts to receive (Payable amount $76,039)................               $74,789     $(1,251)
                                                                                  =======     =======

     The Portfolios may purchase securities with delivery or payment to occur at a later date. At the time the Portfolios enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolios until payment takes place.

5.   SECURITIES LENDING

     The Portfolios participate in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolios receive the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolios also continue to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

of the loan will be for the account of the Portfolio. At October 31, 2001, the Portfolios had securities on loan as follows:

                                           MARKET VALUE OF
PORTFOLIO                                 SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
---------                                 ------------------   -------------------   ---------------
Balanced................................     $56,296,869           $       --          $57,624,517
Large Cap Value.........................      32,010,923                   --           33,186,160
Small Cap Value.........................      23,118,559                   --           23,961,612
International Equity....................      58,097,794                   --           60,697,405
Intermediate Bond.......................      28,017,696                   --           28,279,790
Short-Term Bond.........................       1,099,089                   --            1,120,000

     The Custodian for each Portfolio invested the cash collateral in the AMR Investments Enhanced Yield Business Trust and the American Select Cash Reserve Fund (the "Funds").

     The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.   COMMISSION RECAPTURE

     The Portfolios of the Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2001
--------------------------------------------------------------------------------

7.   FUTURES CONTRACTS

     A summary of obligations under these financial instruments at October 31, 2001 is as follows:

                                                                                                   UNREALIZED
                                                                                     MARKET      APPRECIATION/
TYPE OF FUTURE                                            EXPIRATION   CONTRACTS      VALUE      (DEPRECIATION)
--------------                                            ----------   ---------   -----------   --------------
BALANCED PORTFOLIO:
  S&P 500 Index.........................................  Dec. 2001       181      $47,996,675     $1,441,925
LARGE CAP VALUE PORTFOLIO:
  S&P 500 Index.........................................  Dec. 2001        77       20,418,475        307,875
SMALL CAP VALUE PORTFOLIO:
  Russell 2000 Index....................................  Dec. 2001        77       16,503,025      1,379,675
INTERNATIONAL EQUITY PORTFOLIO:
  France CAC 40 Index...................................  Dec. 2001       213        8,371,332        100,126
  Germany DAX Index.....................................  Dec. 2001        55        5,670,299        (64,704)
  UK FTSE 100 Index.....................................  Dec. 2001       233       17,061,194       (175,192)
  Hang Seng Index.......................................  Dec. 2001        21        1,350,596        (23,981)
  Italy MIB 30 Index....................................  Dec. 2001        24        3,335,147          9,741
  Japan Nikkei 300 Index................................  Dec. 2001       620       10,560,842        539,398
  Tokyo FE TOPIX Index..................................  Dec. 2001       123       10,616,354       (226,175)
  Spain IBEX 35 Index...................................  Nov. 2001        33        2,318,252        (14,835)
  Sweden OMX Index......................................  Nov. 2001       317        2,213,602        (62,404)
  Canada S&PCDA 60 Index................................  Dec. 2001        99        4,965,599        (80,159)
  Australia SPI Index...................................  Dec. 2001        57        2,330,457         19,250
                                                                                   -----------     ----------
TOTAL INTERNATIONAL EQUITY..............................                           $68,793,674     $   21,065
                                                                                   ===========     ==========

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                                        74

AMERICAN AADVANTAGE MILEAGE FUNDS
PRIVACY POLICY
(Unaudited)
--------------------------------------------------------------------------------

     The American AAdvantage Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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                                        75

                              AMERICAN EAGLE LOGO

                    [AMERICAN AADVANTAGE MILEAGE FUNDS LOGO]
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TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                         [GRAPHIC]                                                    [GRAPHIC]
                         BY E-MAIL:                                                ON THE INTERNET:
              american aadvantage.funds@AA.com                           Visit our website at www.aafunds.com

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

                         [GRAPHIC]                                                    [GRAPHIC]
                       BY TELEPHONE:                                                   BY MAIL:
                      Mileage Class(R)                                        American AAdvantage Funds
                    Call (800) 388-3344                                        P.O. Box 619003, MD 5645
                                                                              DFW Airport, TX 75261-9003

FUND SERVICE PROVIDERS:

   CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
   STATE STREET BANK AND TRUST   NATIONAL FINANCIAL DATA SERVICES   ERNST & YOUNG LLP      SWS FINANCIAL SERVICES
   Boston, Massachusetts         Kansas City, Missouri              Dallas, Texas          Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Mileage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

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American Airlines is not responsible for investments made in the American
AAdvantage Mileage Funds. American AAdvantage Mileage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Mileage Fund, American AAdvantage Large Cap Value Mileage Fund and American AAdvantage Small Cap Value Mileage Fund, American AAdvantage International Equity Mileage Fund, American AAdvantage Intermediate Bond Mileage Fund and American AAdvantage Short-Term Bond Mileage Fund are service marks of AMR Investment Services, Inc.

                    [AMERICAN AADVANTAGE MILEAGE FUNDS LOGO]



                                                               MIL 10/01 AR